As filed with the Securities and Exchange Commission on February 2, 1998


                                                                   33-34801
                                                                   811-06106

                             SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /_X__/

         Pre-Effective Amendment No.  ___                   / __ /



         Post-Effective Amendment No. _8_                   /__X_/


                               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     / X  /


         Amendment No.  9                                   / X _/


           (Check appropriate box or boxes)

                              PIONEER GROWTH TRUST
____________________________________________________________________
         (Exact name of registrant as specified in charter)

                  60 State Street, Boston, Massachusetts 02109
---------------------------------------------------------------------
     (Address of principal executive office)             Zip Code

       Registrant's Telephone Number, including Area Code: (617) 742-7825
---------------------------------------------------------------------

     Joseph P. Barri, Hale and Dorr LLP, 60 State Street, Boston, MA 02109
---------------------------------------------------------------------
                  (Name and address of agent for service)

         It is proposed that this filing will become effective (check appropriate box):

         _ _      immediately upon filing pursuant to paragraph (b)
         _X_      on February 2, 1998 pursaunt to paragraph (b)
          __      60 days after filing pursuant to paragraph (a)
         ___      on [date] pursuant to paragraph (a) of Rule 485

                              PIONEER GROWTH TRUST


    Cross-Reference Sheet Showing Location in each Prospectus and Statement of
               Additional Information of Information
             Required by Items of the Registration Form



                                                     Location in
                                                     Prospectus or
                                                     Statement of
                                                     Additional
Form N-1A Item Number and Caption                    Information
---------------------------------                    -----------


1.       Cover Page                              Prospectus - Cover
                                                 Page

2.       Synopsis                                Prospectus - Expense
                                                 Information

3.       Condensed Financial Information         Prospectus -
                                                 Financial Highlights

4.       General Description of Registrant       Prospectus - Investment
                                                 Objective and
                                                 Policies; Management of
                                                 the Fund; The Trust

5.       Management of the Fund                  Prospectus -
                                                 Management of the Fund

5A.      Management's Discussion of              Not Applicable
         Fund Performance

6.       Capital Stock and Other Securities      Prospectus -
                                                 Investment Objective and
                                                 Policies;
                                                 Dividends, Distributions
                                                 and Taxation; The Trust

7.       Purchase of Securities Being
           Offered                               Prospectus -  Distribution
                                                 Plans; Fund
                                                 Share Alternatives; Share
                                                 Price; How to Buy Fund Shares;
                                                 Shareholder Services





8.       Redemption or Repurchase                Prospectus - Fund
                                                 Share Alternatives;
                                                 How to Sell Fund Shares;
                                                 Shareholder Services


9.       Pending Legal Proceedings               Not Applicable

10.      Cover Page                              Statement of
                                                 Additional Information -
                                                 Cover Page

11.      Table of Contents                       Statement of
                                                 Additional Information -
                                                 Cover Page

12.      General Information and History         Statement of
                                                 Additional Information -
                                                 Cover Page;
                                                 Description of Shares

13.      Investment Objectives and Policies      Statement of
                                                 Additional Information -
                                                 Investment Policies and
                                                 Restrictions



14.      Management of the Fund                  Statement of
                                                 Additional Information -
                                                 Management of the Funds;
                                                 Investment Adviser

15.      Control Persons and Principal Holders
           of Securities                         Statement of
                                                 Additional Information -
                                                 Management of the Fund

16.      Investment Advisory and Other
           Services                              Statement of
                                                 Additional Information -
                                                 Management of the Funds;
                                                 Investment Adviser;Shareholder
                                                 Servicing/Transfer Agent;
                                                 Underwriting Agreement and
                                                 Distribution Plans;Custodian;
                                                 Independent
                                                 Public  Accountants


17.      Brokerage Allocation and Other
         Practices                               Statement of
                                                 Additional Information -
                                                 Portfolio Transactions

18.      Capital Stock and Other Securities      Statement of
                                                 Additional Information -
                                                 Description of Shares; Certain
                                                 Liabilities

19.      Purchase, Redemption and Pricing of
           Securities Being Offered              Statement of
                                                 Additional Information -
                                                 Determination of Net Asset
                                                 Value; Letter of Intention;
                                                 Systematic Withdrawal Plan;


20.      Tax Status                              Statement of
                                                 Additional Information -
                                                 Tax Status and Dividends

21.      Underwriters                            Statement of
                                                 Additional Information -
                                                 Principal Underwriter


22.      Calculation of Performance Data         Statement of
                                                 Additional Information -
                                                 Investment Results

23.      Financial Statements                    Statement of
                                                 Additional Information -
                                                 Financial Statements

     [PIONEER LOGO]

Pioneer Capital Growth Fund


Class A, Class B and Class C Shares
Prospectus

February 2, 1998


      Pioneer Capital Growth Fund (the "Fund") seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. Any current income generated from these securities is incidental to the investment objective of the Fund.


      In order to achieve its investment objective, the Fund may invest a significant portion of its assets in foreign securities. See "Investment Objective and Policies" in this Prospectus. There is no assurance that the Fund will achieve its investment objective. The Fund is one of three series of Pioneer Growth Trust (the "Trust").


      Fund returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



      This Prospectus provides information about the Fund that you should know before investing. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information, also dated February 2, 1998, as supplemented or revised from time to time, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Trust at 60 State Street, Boston, Massachusetts 02109. Additional information about the Trust has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-225-6292 or through the SEC's Internet web site (http://www.sec.gov).



          TABLE OF CONTENTS                                           PAGE
          ---------------------------------------------------------   -----
I.        EXPENSE INFORMATION .....................................      2
II.       FINANCIAL HIGHLIGHTS ....................................      3
III.      INVESTMENT OBJECTIVE AND POLICIES .......................      4
IV.       MANAGEMENT OF THE FUND ..................................      5
V.        FUND SHARE ALTERNATIVES .................................      6
VI.       SHARE PRICE .............................................      7
VII.      HOW TO BUY FUND SHARES ..................................      7
VIII.     HOW TO SELL FUND SHARES .................................     10
IX.       HOW TO EXCHANGE FUND SHARES .............................     11
X.        DISTRIBUTION PLANS ......................................     12
XI.       DIVIDENDS, DISTRIBUTIONS AND TAXATION ...................     13
XII.      SHAREHOLDER SERVICES ....................................     14
           Account and Confirmation Statements ....................     14
           Additional Investments .................................     14
           Automatic Investment Plans .............................     14
           Financial Reports and Tax Information ..................     14
           Distribution Options ...................................     14
           Directed Dividends .....................................     14
           Direct Deposit .........................................     14
           Voluntary Tax Withholding ..............................     14
           Telephone Transactions and Related
            Liabilities ...........................................     14
           FactFoneSM .............................................     15
           Retirement Plans .......................................     15
           Telecommunications Device for the Deaf (TDD) ...........     15
           Systematic Withdrawal Plans ............................     15
           Reinstatement Privilege (Class A shares only) ..........     15
XIII.     THE TRUST ...............................................     16
XIV.      INVESTMENT RESULTS ......................................     16
          APPENDIX--CERTAIN INVESTMENT PRACTICES ..................     17


                             --------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION
     This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects annual operating expenses based on actual expenses incurred for the fiscal year ended October 31, 1997.




Shareholder Transaction Expenses:          Class A          Class B      Class C
 Maximum Initial Sales Charge on
   Purchases (as a percentage of
    offering price) ....................   5.75%(1)         None           None
 Maximum Sales Charge on
   Reinvestment of Dividends ...........   None             None           None
 Maximum Deferred Sales Charge (as a
   percentage of purchase price or
   redemption proceeds, as applicable)     None(1)          4.00%          1.00%
 Redemption fee(2) .....................   None             None           None
 Exchange fee ..........................   None             None           None
Annual Operating Expenses
  (as a percentage of average
  net assets):(3)
 Management fee ........................   0.50%            0.50%          0.50%
 12b-1 fees ............................   0.25%            1.00%          1.00%
 Other Expenses (including accounting
   and transfer agent fees, custodian
   fees and printing expenses) .........   0.23%            0.25%          0.23%
                                           ----             ----           ----
Total Operating Expenses: ..............   0.98%            1.75%          1.73%
                                           ====             ====           ====


--------------------

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") as further described under "How to Sell Fund Shares."
(2) Separate fees (currently $10 and $20, respectively) apply to domestic and international wire transfers of redemption proceeds.
(3) Expenses are net of amounts paid in connection with third-party brokerage/ service and certain expense offset arrangements. See "Financial Highlights."


    Example:

    You would pay the following expenses on a $1,000 investment assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.


                                   1 Year     3 Years     5 Years     10 Years
                                  --------   ---------   ---------   ---------
Class A Shares                       $67        $87         $109        $171
Class B Shares*
--Assuming complete
  redemption at end of period        $58        $85         $115        $186
--Assuming no redemption             $18        $55         $ 95        $186
Class C Shares**
--Assuming complete
  redemption at end of period        $28        $54         $ 94        $204
--Assuming no redemption             $18        $54         $ 94        $204


--------------------
 * Class B shares convert to Class A shares eight years after purchase; therefore, Class A share expenses are used after year eight.
** Class C shares redeemed during the first year after purchase are subject to a 1% CDSC.


     THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL FUND EXPENSES AND RETURN WILL VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

     For further information regarding management fees, 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Plans" and "How To Buy Fund Shares" in this Prospectus and "Management of the Funds" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's payment of a Rule 12b-1 fee may result in long-term shareholders indirectly paying more than the economic equivalent of the maximum sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     The maximum initial sales charge is reduced on purchases of specified larger amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of the Fund for shares of other publicly available Pioneer mutual funds. See "How to Exchange Shares."

II. FINANCIAL HIGHLIGHTS

     The following information has been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Fund's financial statements as of October 31, 1997 appears in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information. The information listed below should be read in conjunction with the financial statements contained in the Annual Report. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.


PIONEER CAPITAL GROWTH FUND

Selected Data for a Class A Share Outstanding Throughout Each Period:

                                                             For the Year Ended October 31,
                                                             ---------------------------------------------
                                                                   1997            1996           1995
                                                             --------------- --------------- -------------
Net asset value, beginning of period .......................   $    19.85      $    19.42       $ -17.26
                                                               ----------      ----------       --------
Increase (decrease) from investment operations:
 Net investment income (loss) ..............................   $     0.15      $     0.08       $  0.08
 Net realized and unrealized gain (loss) on investments ....         4.17            2.31           3.03
                                                               ----------      ----------       --------
  Net increase (decrease) from investment
   operations ..............................................   $     4.32      $     2.39       $   3.11
Distribution to shareholders from:
 Net investment income .....................................        (0.06)          (0.09)            --
 Net realized capital gains ................................        (0.88)          (1.87)         (0.95)
                                                               ----------      ----------       --------
Net increase (decrease) in net asset value .................   $     3.38      $     0.43       $   2.16
                                                               ----------      ----------       --------
Net asset value, end of period .............................   $    23.23      $    19.85       $  19.42
                                                               ==========      ==========       ========
Total return* ..............................................        22.67%          13.12%         19.32%
Ratio of net operating expenses to average net assets ......         1.00%+          1.02%+         1.16%+
Ratio of net investment income to average net assets .......         0.64%+          0.43%+         0.53%+
Portfolio turnover rate ....................................           63%             37%            59%
Average commission rate paid(1) ............................   $   0.0552      $   0.0518             --
Net assets, end of period (in thousands) ...................   $1,591,655      $1,299,611       $845,415
Ratios assuming no reduction of fees or expenses by
 Pioneering Management Corporation
 Net operating expenses ....................................           --              --             --
 Net investment income (loss) ..............................           --              --             --
Ratios assuming reduction for fees paid indirectly:
 Net operating expenses ....................................      0.98%           1.00%             1.14%
 Net investment income (loss) ..............................      0.66%           0.45%             0.55%



Selected Data for a Class A Share Outstanding Throughout Each Period:
                                                             ---------------------------------------------------
                                                                  1994          1993         1992        1991
                                                             ------------- ------------- ----------- -----------
Net asset value, beginning of period .......................    $  16.17      $  12.42      $ 11.58     $  7.50
                                                                --------      -------       -------     -------
Increase (decrease) from investment operations:
 Net investment income (loss) ..............................    $  (0.05)     $  (0.02)     $ (0.01)    $  0.07
 Net realized and unrealized gain (loss) on investments ....        2.80          4.43         1.21        4.01
                                                                --------      -------       -------     -------
  Net increase (decrease) from investment
   operations ..............................................    $   2.75      $   4.41      $  1.20     $  4.08
Distribution to shareholders from:
 Net investment income .....................................          --            --       ( 0.04)         --
 Net realized capital gains ................................       (1.66)        (0.66)      ( 0.32)         --
                                                                --------      -------       -------     -------
Net increase (decrease) in net asset value .................    $   1.09      $   3.75      $  0.84     $  4.08
                                                                -------       -------       -------     -------
Net asset value, end of period .............................    $  17.26      $  16.17      $ 12.42     $ 11.58
                                                                =======       =======       =======     =======
Total return* ..............................................       19.03%        36.59%       10.88%      54.40%
Ratio of net operating expenses to average net assets ......        1.26%         1.27%        1.48%       1.69%
Ratio of net investment income to average net assets .......       (0.44%)      (0.26%)     ( 0.20%)       0.69%
Portfolio turnover rate ....................................          47%           68%          62%         38%
Average commission rate paid(1) ............................          --            --           --          --
Net assets, end of period (in thousands) ...................    $405,904      $194,670      $75,796     $21,013
Ratios assuming no reduction of fees or expenses by
 Pioneering Management Corporation
 Net operating expenses ....................................         --            --           --         2.78%
 Net investment income (loss) ..............................         --            --           --        (0.40%)
Ratios assuming reduction for fees paid indirectly:
 Net operating expenses ....................................         --            --           --          --
 Net investment income (loss) ..............................         --            --           --          --



     Selected Data for a Class A Share Outstanding Throughout Each Period:
                                                                    7/25/90
                                                                 (Commencement
                                                                of Operations)
                                                                      to
                                                                   10/31/90
                                                                ----------------
Net asset value, beginning of period .......................        $ 10.50
                                                                    -------
Increase (decrease) from investment operations:
 Net investment income (loss) ..............................        $ (0.04)
 Net realized and unrealized gain (loss) on investments ....          (2.96)
                                                                    -------
  Net increase (decrease) from investment
   operations ..............................................        $ (3.00)
Distribution to shareholders from:
 Net investment income .....................................             --
 Net realized capital gains ................................             --
                                                                    -------
Net increase (decrease) in net asset value .................        $ (3.00)
                                                                    -------
Net asset value, end of period .............................        $  7.50
                                                                     ======
Total return* ..............................................         (28.57%)
Ratio of net operating expenses to average net assets ......           7.12%**
Ratio of net investment income to average net assets .......          (2.16%)**
Portfolio turnover rate ....................................              0%
Average commission rate paid(1) ............................             --
Net assets, end of period (in thousands) ...................        $ 2,483
Ratios assuming no reduction of fees or expenses by
 Pioneering Management Corporation
 Net operating expenses ....................................             --
 Net investment income (loss) ..............................             --
Ratios assuming reduction for fees paid indirectly:
 Net operating expenses ....................................             --
 Net investment income (loss) ..............................             --


Selected Data for a Class B Share Outstanding Throughout Each Period:

                                                                      For the Year Ended October 31,             April 4, 1994 to
                                                                    1997             1996            1995        October 31, 1994
                                                             ---------------- ---------------- --------------    ----------------
Net asset value, beginning of period .......................    $ 19.53         $  19.20         $  17.20           $ 14.94
                                                                -------         --------        --------            -------
Increase (decrease) from investment operations:
 Net investment income (loss) ..............................    $ (0.02)        $  (0.04)        $  (0.01)          $ (0.04)
 Net realized and unrealized gain (loss) on investments ....       4.10             2.26             2.96              2.30
                                                                -------         --------        --------            -------
Net increase (decrease) from investment operations .........    $  4.08         $   2.22         $   2.95           $  2.26
Distribution to shareholders:
 From net investment income ................................         --            (0.02)              --                --
                                                                -------         --------        --------            -------
 From net realized gain ....................................      (0.88)           (1.87)           (0.95)               --
                                                                -------         --------        --------            -------
Net increase (decrease) in net asset value .................    $  3.20         $   0.33         $   2.00           $  2.26
Net asset value, end of period .............................    $ 22.73         $  19.53         $  19.20           $ 17.20
                                                                =======         ========        ========            =======
Total return* ..............................................      21.70%           12.27%           18.42%            15.13%**
Ratio of net operating expenses to average net assets ......       1.76%+           1.79%+           1.93%+            2.04%**
Ratio of net investment income (loss) to average
 net assets ................................................      (0.12)%+         (0.35)%+         (0.18%)+          (1.12%)**
Portfolio turnover rate ....................................         63%              37%              59%               47%
Average commission rate paid1 ..............................   $  0.0552        $ 0.0518               --                --
Net assets, end of period (in thousands) ...................    $745,258        $589,188         $311,672           $42,459
Ratios assuming reduction for fees paid indirectly:
 Net operating expenses ....................................        1.75%           1.78%            1.88%               --
 Net investment income loss ................................       (0.11)%         (0.34)%          (0.13%)              --


-----------
  *Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sale charges were taken into account.
 **Annualized.
  +Ratio assuming no reduction for fees paid indirectly.
(1)Amount represents the rate of commissions paid per share on the Fund's exchange listed security transactions.

PIONEER CAPITAL GROWTH FUND
Selected Data for a Class C Share Outstanding Throughout Each Period:



                                                                  For the Year          For the period January 31, 1996
                                                             Ended October 31, 1997        through October 31, 1996
Net asset value, beginning of period ....................          $ 19.53                        $ 18.69
                                                                   -------                        -------
Increase (decrease) from investment operations:
 Net investment income (loss) ...........................          $ (0.03)                       $ (0.02)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .........             4.11                           0.86
                                                                   -------                        ---------
Net increase from investment operations .................          $  4.08                        $  0.84
Distributions to shareholders:
 Net investment income ..................................            (0.04)                            --
 Net realized gain ......................................            (0.88)                            --
                                                                   -------                        -------
Net increase (decrease) in net asset value ..............          $  3.16                        $  0.84
Net asset value, end of period ..........................          $ 22.69                        $ 19.53
Total return* ...........................................            21.74%                          4.50%
Ratio of net operating expenses to average net
 assets .................................................             1.75%+                         1.79%**+
Ratio of net investment income (loss) to average net
 assets .................................................            (0.15)%+                       (0.39)%**+
Portfolio turnover rate .................................               63%                            37%
Average commission rate paid(1) .........................          $0.0552                        $0.0518
Net assets, end of period (in thousands) ................          $60,211                        $27,202
Ratios assuming reduction for fees paid indirectly:
 Net operating expenses .................................             1.73%                          1.74%**
 Net investment income (loss) ...........................            (0.13%                         (0.34)%**



------------------------

  *Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sale charges were taken into account.

 **Annualized.
  +Ratio assuming no reduction for fees paid indirectly.
(1)Amount represents the rate of commissions paid per share on the Fund's exchange listed security transactions.
--------------------------------------------------------------------------------

III. INVESTMENT OBJECTIVE AND POLICIES

     The Fund is managed in accordance with the value investment philosophy of Pioneering Management Corporation ("PMC"), the Fund's investment adviser. This approach consists of developing a diversified portfolio of securities consistent with the Fund's investment objective and selected primarily on the basis of PMC's judgment that the securities have an underlying value, or potential value, which exceeds their current prices. The analysis and quantification of the economic worth, or basic value, of individual companies reflects PMC's assessment of a company's assets and the company's prospects for earnings growth over the next 1 1/2-to-3 years. PMC relies primarily on the knowledge, experience and judgment of its own research staff, but also receives and uses information from a variety of outside sources, including brokerage firms, electronic data bases, specialized research firms and technical journals.

     The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

     In addition to common stocks, the Fund also invests in securities with common stock characteristics, such as convertible bonds and preferred stocks. While there is no requirement to do so, the Fund generally invests at least 80% of its assets in common stocks and limits investments in foreign securities to no more than 25% of its assets. Any current income produced by a security is not a primary factor in the selection of investments. The Fund's portfolio often includes a number of securities which are owned by other equity mutual funds managed by PMC. See "Investment Policies and Restrictions" in the Statement of Additional Information for more information.

     The Fund's fundamental investment objective and the fundamental investment restrictions set forth in the Statement of Additional Information may not be changed without shareholder approval. Certain other investment policies and strategies and restrictions on investment are noted throughout the Prospectus and are set forth in the Statement of Additional Information. These investment policies and strategies and restrictions may be changed at any time by a vote of the Board of Trustees.

     The Fund is substantially fully invested at all times. It is the policy of the Fund not to engage in trading for short-term profits. Nevertheless, changes in the portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions. See "Financial Highlights" for the Fund's actual turnover rate. Short-term, temporary investments do not normally represent more than 10% of the Fund's assets. A short-term investment is considered to be an investment with a maturity of one year or less from the date of issuance.

     The Fund may enter into repurchase agreements, not to exceed seven days, with broker-dealers and any member bank of the Federal Reserve System. The Board of Trustees of the Trust will review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. Such repurchase agreements will be fully collateralized with United States ("U.S.") Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral will be held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price.

     The Fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange"). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time will the value of the securities loaned exceed 30% of the value of the Fund's total assets. These investment strategies are also described in the Statement of Additional Information.


     The Fund may invest in warrants as described in the Statement of Additional Information. Although the Fund does not have a formal percentage limitation on investing in warrants, it is not expected that PMC will invest more than 5% of the Fund's total assets in such securities.

     In pursuit of its objective, the Fund may employ certain active investment management techniques including forward foreign currency exchange contracts, options and futures contracts on currencies, securities and securities indices and options on such futures contracts. These techniques may be employed in an attempt to hedge foreign currency and other risks associated with the Fund's portfolio securities. See the Appendix to this Prospectus and the Statement of Additional Information for a description of these investment practices and associated risks.


Risk Factors


     The Fund may invest in securities issued by foreign companies. Investing in securities of foreign companies involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. In addition, foreign securities markets have substantially less volume than domestic markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the U.S. Dividends or interest, or in some cases capital gains, from foreign investments issuers may be subject to withholding or other foreign taxes which will decrease the net return on such investments as compared to the return on the Fund's domestic investments. Finally, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could adversely affect assets of the Fund held in foreign countries.


     The value of foreign securities may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. For example, the value of a foreign security held by the Fund as measured in U.S. dollars will decrease if the foreign currency in which the security is denominated declines in value against the U.S. dollar. In such event, this will cause an overall decline in the Fund's net asset value and may also reduce net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders of the Fund.


IV. MANAGEMENT OF THE FUND

     The Board of Trustees of the Trust has overall responsibility for management and supervision of the Fund. The Board meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general business and professional background of each Trustee and executive officer of the Trust.


     Investment advisory services are provided to the Fund by PMC pursuant to a management contract between PMC and the Trust, on behalf of the Fund. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a publicly-traded Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of the Fund.


     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's equity managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.


     Research and management for the Fund is the responsibility of a team of portfolio managers and analysts focusing on domestic equity securities, including special equities and smaller companies. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.

     Day-to-day management of the Fund has been the responsibility of Mr. J. Rodman Wright, a Vice President of PMC and former assistant portfolio manager for the Fund, since January 24, 1997. Mr. Wright joined PMC in 1994 and has ten years of investment experience.

     In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State

Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Trust, the Trust and PMC have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Trust and its shareholders in making personal securities transactions.


     Under the terms of its contract with the Trust, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the expenses, including executive salaries and the rental of certain office space, related to its services for the Fund, with the exception of the following which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with regulatory agencies, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with regulatory agencies;
(g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); (j) compensation of those Trustees of the Trust who are not affiliated with or interested persons of PMC, the Trust (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.


     Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund or other funds for which PMC or any other affiliate or subsidiary serves as investment adviser or manager. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

     As compensation for its management services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 0.65% per annum of the Fund's average daily net assets up to $300 million, 0.60% of the next $200 million, 0.50% of the next $500 million and 0.45% of the excess over $1 billion. The fee is normally computed daily and paid monthly. See "Expense Information" in this Prospectus and "Investment Adviser" in the Statement of Additional Information.

     John F. Cogan, Jr., Chairman and President of the Trust, Chairman of PFD, President and a Director of PGI and Chairman and a Director of PMC, owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.


V. FUND SHARE ALTERNATIVES
     The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

     Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase; however, shares redeemed within 12 months of purchase may be subject to a CDSC. Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

     Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.

     Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1% of the Trust's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.

     Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.

     Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Pioneer mutual fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.


VI. SHARE PRICE
     Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus the applicable sales charge. Net asset value per share of each Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the Exchange is open, as of the close of regular trading on the Exchange.

     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.


VII. HOW TO BUY FUND SHARES
You may buy Fund shares from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.

     The minimum initial investment is $1,000 for Class A, Class B and Class C shares except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and Class C shares except that the subsequent minimum investment amount for Class B and Class C share accounts may be as little as $50 if an automatic investment plan (see "Automatic Investment Plans") is established.


     Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicate otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing Pioneer mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.


     You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

     Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.


Class A Shares
     You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                      Sales Charge as a % of      Dealer
                                      -----------------------    Allowance
                                                       Net       as a % of
                                       Offering      Amount      Offering
         Amount of Purchase              Price      Invested       Price
-----------------------------------   ----------   ----------   ----------
Less than $50,000                         5.75%        6.10%    5.00%
$50,000 but less than $100,000            4.50         4.71     4.00
$100,000 but less than $250,000           3.50         3.63     3.00
$250,000 but less than $500,000           2.50         2.56     2.00
$500,000 but less than $1,000,000         2.00         2.04     1.75
$1,000,000 or more                         -0-          -0-   see below

     The schedule of sales charges above is applicable to purhases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Section 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of PMC, may be included for this purpose.

     No sales charge is payable at the time of purchase on investments of $1 million or more or for purchases by participants in certain group plans (described below) subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's Class A shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.

     Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Fund may be sold at net asset value without a sales charge to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. Information about such arrangements is available from PFD.

     Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned upon the receipt by PFD of written notification of eligibility. Class A shares of the Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Class A shares of the Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

     Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intent ("LOI") which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the Fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled.

     You are not obligated to purchase the amount specified in your LOI. If, however, the amount actually purchased during the 13-month period is more or less than that indicated in your LOI, an adjustment in the sales charge will be made. If a payment to cover actual sales charges is due, it must be paid to PFD within 20 days after PFD or your dealer sends you a written request or PFD will direct PSC to liquidate sufficient shares from your escrow account to cover the amount due. See the Statement of Additional Information for more information.

     Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase Class A shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within the 60 days immediately preceding the purchase of Class A shares; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

Class B Shares
     You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

     The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

Year Since                          CDSC as a Percentage of Dollar
 Purchase                               Amount Subject to CDSC
--------------------------------    ------------------------------
First ..........................                  4.0%
Second .........................                  4.0%
Third ..........................                  3.0%
Fourth .........................                  3.0%
Fifth ..........................                  2.0%
Sixth ..........................                  1.0%
Seventh and thereafter .........                  none

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

     Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS"), which the Fund has obtained, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling will continue to be in effect at the time any particular conversion would normally occur. The conversion of Class B shares to Class A shares will not occur if such ruling is no longer in effect and such an opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares
     You may buy Class C shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

     For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


     Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMA, UTMA and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

     The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 701/2 may exceed the 10% limit only if the distribution amount is based on plan assets held in Pioneer mutual funds); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).


     The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is (i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).


     The CDSC on any shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC on any shares subject to a CDSC will not be applicable if the selling broker-dealer elects, with PFD's approval, to waive receipt of the commission normally paid at the time of the sale.


     Broker-Dealers. An order for each Class of Fund shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received by PFD, provided the order is received prior to PFD's close of business (usually, 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business. PFD or its affiliates may provide additional compensation to certain dealers or such dealers' affiliates based on certain objective criteria established from time to time by PFD. All such payments are made out of PFD's or the affiliate's own assets. These payments will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

     General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.


VIII. HOW TO SELL FUND SHARES
     You can arrange to sell (redeem) fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

     You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

     [bullet] If you are selling shares from a retirement account, other than an IRA, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.
     [bullet] If you are selling shares from a non-retirement account or an IRA, you may use any of the methods described below.

     Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you by check, bank wire, or electronic funds transfer normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.


     In Writing. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following applies:

     [bullet] you wish to sell over $100,000 worth of shares,


     [bullet] your account registration or address has changed within the last
              30 days,

     [bullet] the check is not being mailed to the address on your account
              (address of record),

     [bullet] the check is not being made out to the account owners, or

     [bullet] the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.

     Your request should include your name, the Fund's name, your fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries and corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.

     Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.


     By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts, except IRAs. A maximum of $100,000 per account per day may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank address of record which must have been properly predesignated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax, send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.


     Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

     Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.

     CDSC on Class A Shares. Purchases of Class A shares of $1 million or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

     General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

     Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.


IX. HOW TO EXCHANGE FUND SHARES
     Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.

     Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicate otherwise on your Account Application or by writing to PSC.

Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or by FactFonesm, will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.

     Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the day of the month designated on your Account Application or Account Options Form.

     General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

     Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.


     Exchange requests received by PSC before 4:00 p.m. Eastern time will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.


     You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.


X. DISTRIBUTION PLANS
     The Trust, on behalf of the Fund, has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.

     Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (See "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

     Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund. The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the Fund is first invoiced for an expense. For the calendar year ended December 31, 1996, there was an allowable carryover of distribution expenses reimbursable to PFD of $265,247 (less than 0.02% of the net assets attributable to the Class A shares of the Fund).

     Both the Class B Plan and the Class C Plan provide that the Fund will pay a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable Class of shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its distribution ser-vices to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B or Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B or Class C shares.


     Commissions of 4%, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker-dealers who have sales agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase.

     Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have sales agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and services fees of up to 0.75% and 0.25%, respectively, of the net asset value with respect to such shares.


     When a broker-dealer sells Class B or Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

     Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION
     The Fund has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code.


     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

     The Fund makes distributions to shareholders from its net long-term capital gains, if any, annually, usually in December. Income dividends, and distributions from net short-term capital gains, if any, are paid to shareholders quarterly, during the months of March, June, September and December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax. Generally, dividends from the Fund's net investment income, market discount income, net short-term capital gains, and certain net foreign exchange gains are taxable under the Code as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. The Fund's distributions of long-term capital gains to individuals or other noncorporate taxpayers are subject to different maximum tax rates, (which will be indicated in the annual tax information the Fund provides to shareholders) depending generally upon the sources of and the Fund's holding periods for the assets that produce the gains.


     Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided to shareholders annually. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

     Distributions by the Fund of the dividend income it receives from U.S. domestic corporations, if any, may qualify for the dividends-received deduction for corporate shareholders, subject to holding-period requirements and debt-financing restrictions under the Code.

     The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including, in some cases, capital gains) on certain of its foreign investments, which will reduce the yield on or return from those investments. If, as anticipated, the Fund does not qualify to pass such taxes through to its shareholders, they will neither treat such taxes as additional income nor be entitled to any associated foreign tax credits or deductions.


     Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to backup withholding or the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.

     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to tax treatment that is different than described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws, including the effect of recent federal tax legislation, in their particular circumstances.



XII. SHAREHOLDER SERVICES
     PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Fund's portfolio securities and other assets. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements
     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing details of transactions are sent to shareholders as transactions occur, except Automatic Investment Plan transactions which are confirmed quarterly. The Pioneer Combined Account Statement, mailed quarterly, is available to shareholders who have more than one Pioneer mutual fund account.


     Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are purchases, exchanges or redemptions of shares by mail or telephone, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intent, Rights of Accumulation and newsletters.


Additional Investments
     You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B and Class C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments.

     Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

Automatic Investment Plans

     You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a preauthorized electronic funds transfer from your bank account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue your plan at any time or change your plan elections for the dollar amount, frequency or investment date by calling PSC at 1-800-225-6292, or by sending a written request to Pioneering Servicing Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. A change to your bank information must be made in writing on an Account Options Form. You should allow up to five business days for PSC to make changes to an established plan. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.


Financial Reports and Tax Information
     As a shareholder, you will receive financial reports at least semiannually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.

Distribution Options
     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application. Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in your distribution options may be made by written request to PSC.

     If you elect to receive either dividends or capital gains or both in cash and a distribution check issued to you is returned by the U.S. Postal Service as not deliverable or a distribution check remains uncashed for six months or more, the amount of the check may be reinvested in your account. Such additional shares will be purchased at the then current net asset value. Furthermore, the distribution option on the account will automatically be changed to the reinvestment option until such time as you request a different option by writing to PSC.

Directed Dividends
     You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer
II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations.

Direct Deposit
     If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding
     You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

Telephone Transactions and Related Liabilities
     Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your

Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. Computer-assisted transactions are available to shareholders who have pre-recorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. See "How to Buy Fund Shares," "How to Sell Fund Shares" and "How to Exchange Fund Shares" for more information.

     To confirm that each transaction instruction received by telephone is genuine, PSC will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC or PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)
     FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows you to obtain current information on your Pioneer accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer mutual fund accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.

Retirement Plans

     You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to tax-deferred retirement plans for individuals, businesses and tax-exempt organizations, all of which are available in conjunction with investments in the Fund. The Account Application accompanying this Prospectus should not be used to establish any of these plans. Separate applications are required.


Telecommunications Device for the Deaf (TDD)
     If you have a hearing disability and access to TDD key-board equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern time, to contact our telephone representatives with questions about your account.

Systematic Withdrawal Plans
     If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic checks of $50 or more will be sent to you, or any person designated by you, monthly or quarterly, and your periodic redemptions of shares may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. If you direct that withdrawal checks be paid to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous.

     You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)
     If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. In addition, if a redemption resulted in a loss and an investment is made in shares of the Fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirements for each fund you enter.

     The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.

                ----------------------------------------------

 The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may request by calling 1-800-225-6292.


XIII. THE TRUST
     The Fund is a diversified series of the Trust, an open-end management investment company (commonly referred to as a mutual fund) organized as a Massachusetts business trust on April 7, 1990. The Trust has authorized an unlimited number of shares of beneficial interest. As an open-end management investment company, the Trust continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share. See "How to Sell Fund Shares." The Trust is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

     The shares of the Trust are divided into three series: Pioneer Equity-Income Fund, Pioneer Gold Shares and the Fund (collectively, the "Funds"). The Trust reserves the right to create and issue additional series of shares in addition to the three Funds currently available. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any additional series of the Trust, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three classes of shares, designated Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

     When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Trust are fully-paid and non-assessable. Shares will remain on deposit with the Trust's transfer agent and certificates will not normally be issued. The Trust reserves the right to charge a fee for the issuance of Class A certificates; certificates will not be issued for Class B and Class C shares.


XIV. INVESTMENT RESULTS
     The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 5.75%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

     One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

     Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual funds results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

     The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

APPENDIX--CERTAIN INVESTMENT PRACTICES
     This Appendix provides a brief description of certain investment techniques that the Fund may employ. For a more complete discussion of these and other practices, see "Investment Policies and Restrictions" in the Statement of Additional Information.

Options on Securities Indices
     The Fund may purchase put and call options on indices that are based on securities in which it may invest to manage cash flow and to manage its exposure to foreign and domestic stocks or stock markets instead of, or in addition to, buying and selling stock. The Fund may also purchase options in order to hedge against risks of market-wide price fluctuations.

     The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

     The Fund may purchase call options on securities indices in order to remain fully invested in a particular stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

     The Fund may sell an option it has purchased or a similar option prior to the expiration of the purchased option in order to close out its position in an option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid.

Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies
     The Fund has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency contracts to facilitate settlement of foreign securities transactions or to protect against changes in foreign currency exchange rates. The Fund might sell a foreign currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities in its portfolio or securities it intends or has contracted to sell or to preserve the U.S dollar value of dividends, interest or other amounts it expects to receive. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged foreign currency, it could also limit any potential gain which might result from an increase in the value of the currency. Alternatively, the Fund might purchase a foreign currency or enter into a forward purchase contract for the currency to preserve the U.S. dollar price of securities it is authorized to purchase or has contracted to purchase.

     If the Fund enters into a forward contract to buy foreign currency, the Fund will be required to place cash or high grade liquid securities in a segregated account of the Fund maintained by the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract.

     The Fund may purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against exchange rate fluctuations.

Futures Contracts and Options on Futures Contracts
     To hedge against changes in securities prices, currency exchange rates or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various stock and other securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes only. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase currencies, require the Fund to segregate assets to cover such contracts and options.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Forward Foreign Currency Exchange Contracts
     Transactions involving options on securities and securities indices, futures contracts and options on futures and forward foreign currency exchange contracts involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Fund's investment adviser may cause the Fund to perform less favorably than if such positions had not been entered. The Fund will purchase and sell options that are traded only in a regulated market which is open to the public. Options, futures contracts and forward foreign currency exchange contracts are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. The Fund may not enter into futures contracts and options on futures contracts for speculative purposes. The percent of the Fund's assets that may be subject to futures contracts and options on such contracts entered into for bona fide hedging purposes or in forward foreign currency exchange contracts is 100%. The loss that may be incurred by the Fund in entering into future contracts and written options thereon and forward foreign currency exchange contracts is potentially unlimited. The Fund may not invest more than 5% of its total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

     The Fund's transactions in options, forward foreign currency exchange contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the Statement of Additional Information.

                      THE PIONEER FAMILY OF MUTUAL FUNDS


                          Growth Funds
                          Global/International

                             Pioneer Emerging Markets Fund
                             Pioneer Europe Fund
                             Pioneer Gold Shares
                             Pioneer India Fund
                             Pioneer International Growth Fund
                             Pioneer World Equity Fund


                          United States

                             Pioneer Capital Growth Fund
                             Pioneer Growth Shares

                             Pioneer Micro-Cap Fund*

                             Pioneer Mid-Cap Fund
                             Pioneer Small Company Fund



                          Growth and Income Funds


                             Pioneer Balanced Fund
                             Pioneer Equity-Income Fund
                             Pioneer Fund
                             Pioneer Real Estate Shares
                             Pioneer II


                          Income Funds
                          Taxable

                             Pioneer America Income Trust
                             Pioneer Bond Fund
                             Pioneer Short-Term Income Trust*


                          Tax-Exempt

                             Pioneer Intermediate Tax-Free Fund**
                             Pioneer Tax-Free Income Fund**


                          Money Market Fund

                             Pioneer Cash Reserves Fund

                           *Offers Class A and B Shares only

                          **Not suitable for retirement accounts

[PIONEER LOGO]

Pioneer Capital
Growth Fund
60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary


INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION


CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.


INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP


LEGAL COUNSEL
HALE AND DORR LLP

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.


SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292


SERVICE INFORMATION
If you would like information on the following, please call:
Existing and new accounts, prospectuses,
 applications, service forms
 and telephone transactions..................... 1-800-225-6292
FactFone(SM)
 Automated fund yields, automated prices and
 account information............................ 1-800-225-4321
Retirement plans................................ 1-800-622-0176
Toll-free fax................................... 1-800-225-4240

Telecommunications Device for the Deaf (TDD).... 1-800-225-1997
Visit our web site.........................www.pioneerfunds.com




0198-4732

(c)Pioneer Funds Distributor, Inc.

                                                      [Pioneer logo]

Pioneer Equity-Income
Fund

Class A, Class B and Class C Shares
Prospectus

February 2, 1998

      Pioneer Equity-Income Fund (the "Fund") seeks current income and long-term growth of capital from a portfolio primarily composed of income-producing equity securities of United States ("U.S.") corporations. There is no assurance that the Fund will achieve its investment objective. The Fund is one of three series of Pioneer Growth Trust (the "Trust").


      Fund returns and share prices fluctuate and the value of your account, upon redemption, may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


      This Prospectus provides information about the Fund that you should know before investing. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information, also dated February 2, 1998, as supplemented or revised from time to time, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Trust at 60 State Street, Boston, Massachusetts 02109. Additional information about the Trust has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-225-6292 or through the SEC's Internet web site (http://www.sec.gov).

          TABLE OF CONTENTS                                         PAGE
          -------------------------------------------------------   -----
I.        EXPENSE INFORMATION   .................................       2
II.       FINANCIAL HIGHLIGHTS  .................................       3
III.      INVESTMENT OBJECTIVE AND POLICIES .....................       4
IV.       MANAGEMENT OF THE FUND   ..............................       5
V         FUND SHARE ALTERNATIVES  ..............................       6
VI.       SHARE PRICE  ..........................................       6
VII.      HOW TO BUY FUND SHARES   ..............................       7
VIII.     HOW TO SELL FUND SHARES  ..............................      10
IX.       HOW TO EXCHANGE FUND SHARES ...........................      11
X.        DISTRIBUTION PLANS ....................................      12
XI.       DIVIDENDS, DISTRIBUTIONS AND TAXATION   ...............      13
XII.      SHAREHOLDER SERVICES  .................................      13
           Account and Confirmation Statements ..................      13
           Additional Investments  ..............................      13
           Automatic Investment Plans ...........................      14
           Financial Reports and Tax Information  ...............      14
           Distribution Options .................................      14
           Directed Dividends   .................................      14
           Direct Deposit .......................................      14
           Voluntary Tax Withholding  ...........................      14
           Telephone Transactions and Related Liabilities  ......      14
           FactFone(SM)  ........................................      14
           Retirement Plans  ....................................      15
           Telecommunications Device for the Deaf (TDD) .........      15
           Systematic Withdrawal Plans   ........................      15
           Reinstatement Privilege (Class A Shares Only)   ......      15
XIII.     THE TRUST .............................................      15
XIV.      INVESTMENT RESULTS ....................................      16
          APPENDIX--CERTAIN INVESTMENT PRACTICES  ...............      17


                             --------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


     This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects annual operating expenses based on actual expenses incurred for the fiscal year ended October 31, 1997.

                                         Class A        Class B     Class C
                                         ------------   ---------   ----------
Shareholder Transaction
  Expenses:
 Maximum Initial Sales Charge on
   Purchases (as a percentage of
   offering price)  ..................       5.75%(1)     None         None
 Maximum Sales Charge on
   Reinvestment of Dividends .........      None          None         None
 Maximum Deferred Sales Charge1
   (as a percentage of purchase
   price or redemption proceeds,
   as applicable)   ..................      None(1)        4.00%       1.00%
 Redemption fee(2) ...................      None          None         None
 Exchange fee ........................      None          None         None
Annual Operating Expenses (as a
  percentage of average net assets):(3)
 Management fees .....................       0.61%         0.61%       0.61%
 12b-1 fees   ........................       0.25%         1.00%       1.00%
 Other Expenses (including
   accounting and transfer agent
   fees, custodian fees and printing
   expenses)  ........................       0.24%         0.26%       0.30%
                                            -------       -----        ----
Total Operating Expenses: ............       1.10%         1.87%       1.91%
                                            =======       =====        ====

---------

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") as further described under "How to Sell Fund Shares."


(2) Separate fees (currently $10 and $20, respectively) apply to domestic and international wire transfers of redemption proceeds.


(3) Expenses are net of amounts paid in connection with third-party brokerage/ service and certain expense offset arrangements. See "Financial Highlights."


 Example:

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.


                                  1 Year   3 Years   5 Years   10 Years
                                  -------- --------- --------- ---------
Class A Shares                      $68       $90      $115      $184
Class B Shares*
 --Assuming complete
    redemption at end of period     $59       $89      $121      $199
 --Assuming no redemption           $19       $59      $101      $199
Class C Shares**
 --Assuming complete
    redemption at end of period     $29       $60      $103      $223
 --Assuming no redemption           $19       $60      $103      $223


---------
 * Class B shares convert to Class A shares eight years after purchase; therefore, Class A share expenses are used after year eight.

** Class C shares redeemed during the first year after purchase are subject to CDSC.

     The example is designed for information purposes only, and should not be considered a representation of past or future expenses or return. Actual Fund expenses and return will vary from year to year and may be higher or lower than those shown.

     For further information regarding management fees, 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Plans" and "How To Buy Fund Shares" in this Prospectus and "Management of the Funds" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's payment of a Rule 12b-1 fee may result in long-term shareholders indirectly paying more than the economic equivalent of the maximum sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     The maximum initial sales charge is reduced on purchases of specified larger amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of the Fund for shares of other publicly available Pioneer mutual funds. See "How to Exchange Fund Shares."

II. FINANCIAL HIGHLIGHTS


     The following information has been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Fund's financial statements as of October 31, 1997 appears in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information. The information listed below should be read in conjunction with the financial statements contained in the Annual Report. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.


PIONEER EQUITY-INCOME FUND
Selected Data for a Class A Share Outstanding Throughout Each Period:


                                                                For the Year Ended October 31,
                                                           -----------------------------------------
                                                              1997          1996          1995
                                                           ------------- ------------- -------------
Net asset value, beginning of period .....................  $  20.37      $  18.22       $  16.16
                                                            ---------     ---------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)  ...........................  $   0.50      $   0.55       $   0.54
 Net realized and unrealized gain (loss) on investments         5.36          2.24           2.45
                                                            ---------     ---------      --------
  Net increase (decrease) from investment operations   ...  $   5.86      $   2.79       $   2.99
Distribution to shareholders from:
 Net investment income   .................................     (0.50)        (0.50)         (0.53)
 Net realized capital gains ..............................     (0.95)        (0.14)         (0.40)
                                                            ----------    ----------     --------
Net increase (decrease) in net asset value ...............  $   4.41      $   2.15       $   2.06
                                                            ----------    ----------     --------
Net asset value, end of period ...........................  $  24.78      $  20.37       $  18.22
                                                            ==========    ==========     ========
Total return*   ..........................................     30.40%        15.53%         19.51%
Ratio of net operating expenses to average net assets  ...      1.11%+        1.19%+         1.29%+
Ratio of net investment income to average net assets   ...      2.22%+        2.85%+         3.26%+
Portfolio turnover rate  .................................        18%           47%            13%
Average commission rate paid(1)   ........................  $ 0.0583      $ 0.0585             --
Net assets, end of period (in thousands)   ...............  $452,300      $336,384       $249,981
Ratios assuming no waiver of management fees and
 assumption of expenses by Pioneering Management
 Corporation and no reduction for fees paid indirectly:
  Net operating expenses .................................        --            --             --
  Net investment income (loss) ...........................        --            --             --
Ratios assuming reduction for fees paid indirectly:
  Net operating expenses .................................      1.10%         1.18%          1.27%
  Net investment income (loss) ...........................      2.23%         2.86%          3.28%

                                                                                                              7/25/90
                                                                                                           -----------------
                                                                                                            (Commencement
                                                                                                           of Operations)
                                                                                                                 to
                                                             1994        1993        1992        1991         10/31/90
                                                           ----------- ----------- ----------- ----------- -----------------
Net asset value, beginning of period .....................  $  16.92    $  14.56     $ 13.25     $ 10.35        $ 12.50
                                                            --------    --------    --------    --------     ----------
Increase (decrease) from investment operations:
 Net investment income (loss)  ...........................  $   0.55    $   0.50     $  0.52     $  0.61        $  0.22
 Net realized and unrealized gain (loss) on investments        (0.54)       2.46        1.57        2.94          (2.24)
                                                            --------    --------    --------    --------     ----------
  Net increase (decrease) from investment operations   ...  $   0.01    $   2.96     $  2.09     $  3.55        $ (2.02)
Distribution to shareholders from:
 Net investment income   .................................     (0.54)      (0.50)      (0.56)      (0.65)         (0.13)
 Net realized capital gains ..............................     (0.23)      (0.10)      (0.22)         --             --
                                                            --------    --------    --------    --------     ----------
Net increase (decrease) in net asset value ...............  $  (0.76)   $   2.36     $  1.31     $  2.90        $ (2.15)
                                                            --------    --------    --------    --------     ----------
Net asset value, end of period ...........................  $  16.16    $  16.92     $ 14.56     $ 13.25        $ 10.35
                                                            ========    ========    ========    ========     ==========
Total return*   ..........................................      0.09%      20.71%      16.53%      35.10%        (13.40%)**
Ratio of net operating expenses to average net assets  ...      1.24%       1.33%       1.73%       1.75%          1.75%**
Ratio of net investment income to average net assets   ...      3.43%       3.20%       4.01%       5.54%          8.44%**
Portfolio turnover rate  .................................        27%         14%         18%         54%             4%**
Average commission rate paid(1)   ........................        --          --          --          --             --
Net assets, end of period (in thousands)   ...............  $175,943    $143,025     $39,269     $10,616        $ 3,212
Ratios assuming no waiver of management fees and
 assumption of expenses by Pioneering Management
 Corporation and no reduction for fees paid indirectly:
  Net operating expenses .................................        --          --        1.77%       2.92%          6.62%**
  Net investment income (loss) ...........................        --          --        3.97%       4.37%          3.57%**
Ratios assuming reduction for fees paid indirectly:
  Net operating expenses .................................        --          --          --          --             --
  Net investment income (loss) ...........................        --          --          --          --             --


Selected Data for a Class B Share Outstanding Throughout Each Period:


                                                                   For the Year Ended October 31,
                                                              ----------------------------------------- April 4, 1994 to
                                                                  1997          1996          1995      October 31, 1994
                                                              ------------- ------------- ------------- -----------------
Net asset value, beginning of period ........................   $  20.26      $  18.15      $  16.14       $ 15.46
                                                               ---------     ---------      --------       ---------
Increase (decrease) from investment operations:
 Net investment income (loss)  ..............................   $   0.33      $   0.41      $   0.45       $  0.21
 Net realized and unrealized gain (loss) on investments   ...       5.32          2.22          2.41          0.71
                                                               ---------     ---------      --------       ---------
  Net increase (decrease) from investment operations   ......   $   5.65      $   2.63      $   2.86       $  0.92
Distribution to shareholders:
 From net investment income .................................      (0.33)        (0.38)        (0.45)        (0.21)
 In excess of net investment income  ........................         --            --            --         (0.03)
 From net realized gain  ....................................      (0.95)        (0.14)        (0.40)           --
                                                               ---------     ---------      --------       ---------
Net increase (decrease) in net asset value ..................   $   4.37      $   2.11      $   2.01       $  0.68
                                                               ---------     ---------      --------       ---------
Net asset value, end of period ..............................   $  24.63      $  20.26      $  18.15       $ 16.14
                                                               =========     =========      ========       =========
Total return*   .............................................      29.35%        14.70%        18.64%         5.93%
Ratio of net operating expenses to average net assets  ......       1.88%+        1.95%+        2.02%+        1.92%**
Ratio of net investment income (loss) to average net assets         1.45%+        2.06%+        2.35%+        2.35%**
Portfolio turnover rate  ....................................         18%           47%           13%           27%
Average commission rate paid(1)   ...........................   $ 0.0583      $ 0.0585            --            --
Net assets, end of period (in thousands)   ..................   $201,360      $134,657       $60,433       $12,663
Ratios assuming reduction for fees paid indirectly:
 Net operating expenses  ....................................       1.87%         1.94%         1.98%           --
 Net investment income (loss)  ..............................       1.46%         2.07%         2.39%           --


-------------

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized.

  + Ratio assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commissions paid per share on the Fund's exchange listed security transactions.

PIONEER EQUITY-INCOME FUND
Selected Data for a Class C Share Outstanding Throughout Each Period:

                                                              For the Year Ended October 31,     For the period January 31, 1996
                                                                           1997                     through October 31, 1996
                                                              --------------------------------   --------------------------------
Net asset value, beginning of period ........................            $ 20.25                            $ 19.49
                                                                         -------                            -------
Increase (decrease) from investment operations:
 Net investment income (loss)  ..............................            $  0.32                            $  0.27
 Net realized and unrealized gain (loss) on investments   ...               5.32                               0.76
                                                                         -------                            -------
  Net increase (decrease) from investment operations   ......            $  5.64                            $  1.03
Distribution to shareholders from:
 Net investment income   ....................................              (0.33)                             (0.27)
 Net realized gain ..........................................              (0.95)                                --
                                                                         ---------                          --------
Net increase (decrease) in net asset value ..................            $  4.36                            $  0.76
                                                                         ---------                          --------
Net asset value, end of period ..............................            $ 24.61                            $ 20.25
                                                                         =========                          ========
Total return*   .............................................              29.32%                              5.34%
Ratio of net operating expenses to average net assets  ......               1.93%+                             1.98%**+
Ratio of net investment income (loss) to average net assets                 1.35%+                             1.91%**+
Portfolio turnover rate  ....................................                 18%                                47%
Average commission rate paid(1)   ...........................            $0.0583                            $0.0585
Net assets, end of period (in thousands)   ..................            $12,324                            $ 4,144
Ratios assuming reduction for fees paid indirectly:
 Net operating expenses  ....................................               1.91%                              1.94%**
 Net investment income (loss)  ..............................               1.37%                              1.95%**

-------------

  *Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

 **Annualized.
  +Ratio assuming no reduction for fees paid indirectly.
(1)Amount represents the rate of commissions paid per share on the Fund's exchange listed security transactions.

--------------------------------------------------------------------------------

III. INVESTMENT OBJECTIVE AND POLICIES

     The Fund is managed in accordance with the value investment philosophy of Pioneering Management Corporation ("PMC"), the Fund's investment adviser. This approach consists of developing a diversified portfolio of securities consistent with the Fund's investment objective and selected primarily on the basis of PMC's judgment that the securities have an underlying value, or potential value, which exceeds their current prices. The analysis and quantification of the economic worth, or basic value, of individual companies reflects PMC's assessment of a company's assets and the company's prospects for earnings growth over the next three-to-five years. PMC relies primarily on the knowledge, experience and judgment of its own research staff, but also receives and uses information from a variety of outside sources, including brokerage firms, electronic data bases, specialized research firms and technical journals.


     The investment objective of the Fund is to seek current income and long-term growth of capital from a portfolio primarily composed of income-producing equity securities of U.S. corporations.

     Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing equity securities (i.e., common or preferred stocks). The remainder of the portfolio may be invested in debt obligations, most of which are expected to be securities convertible into common stock. A convertible security is a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. No more than 10% of the Fund's assets may be invested in debt securities, including convertible securities, rated below "BBB" by Standard & Poor's Ratings Group. Debt securities rated less than "BBB" are high yield, high risk securities, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. If the rating of a debt security is reduced below investment grade ("BBB" or higher), management will consider whatever action is appropriate, consistent with the Fund's investment objective and policies. See the Statement of Additional Information for a discussion of rating categories.


     The Fund's fundamental investment objective and the fundamental investment restrictions set forth in the Statement of Additional Information may not be changed without shareholder approval. Certain other investment policies and strategies and restrictions on investment are noted throughout the Prospectus and are set forth in the Statement of Additional Information. These investment policies and strategies and restrictions may be changed at any time by a vote of the Board of Trustees.

     Management avoids market-timing or speculating on broad market fluctuations. Therefore, the Fund is substantially fully invested at all times. It is the policy of the Fund not to engage in trading for short-term profits and the Fund does not expect that its portfolio turnover rate will exceed 100% in the coming year. Nevertheless, changes in the portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rate will not be considered a limiting factor in the execution of investment decisions. See "Financial Highlights" for the Fund's actual turnover rate. Short-term, temporary invest-ments will not normally represent more than 10% of the Fund's assets. A short-term investment is considered to be an investment with a maturity of one year or less from the date of issuance.

     The Fund may enter into repurchase agreements, not to exceed seven days, with broker-dealers and any member bank of the Federal Reserve System. The Board of Trustees will review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. Such repurchase agreements will be fully collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral will be held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price.

     The Fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange"). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time will the value of the securities loaned exceed 30% of the value of the Fund's total assets. These investment strategies are also described in the Statement of Additional Information.


     The Fund may invest in warrants as described in the Statement of Additional Information. Although the Fund does not have a formal percentage limitation on investments in warrants, it is not expected that PMC will invest more than 5% of the Fund's total assets in such securities.

     In pursuit of its objective, the Fund may employ certain active investment management techniques including options and futures contracts on securities and securities indices and options on such futures contacts. These techniques may be employed in an attempt to hedge the risks associated with the Fund's portfolio securities. The Fund may also purchase securities on a forward commitment basis. See the Appendix to this Prospectus and the Statement of Additional Information for a description of these investment practices and associated risks.


IV. MANAGEMENT OF THE FUND


     The Board of Trustees of the Trust has overall responsibility for management and supervision of the Fund. The Board meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general business and professional background of each Trustee and executive officer of the Trust.


     Investment advisory services are provided to the Fund by PMC pursuant to a management contract between PMC and the Trust, on behalf of the Fund. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a publicly-traded Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of the Fund.


     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's domestic equity managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.

     The Fund is covered by a team of managers and analysts which does research for and oversees the management of several funds with similar investment objectives. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition. Day-to-day management of the Fund has been the responsibility of Mr. John A. Carey, Vice President of the Fund and of PMC, since inception, July 1990. Mr. Carey joined PMC in 1979 and has 19 years of investment experience.


     In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Trust, the Trust and PMC have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Trust and its shareholders in making personal securities transactions.

     Under the terms of its contract with the Trust, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the expenses, including executive salaries and the rental of certain office space, related to its services for the Fund, with the exception of the following which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with regulatory agencies, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distrib-uting prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); (j) compensation of those Trustees of the Trust who are not affiliated with or interested persons of PMC, the Trust (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.


     Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund or other funds for which PMC or any other affiliate or subsidiary serves as investment adviser or manager. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

     As compensation for its management services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 0.65% per annum of the Fund's average daily net assets up to $300 million, 0.60% of the next $200 million, 0.50% of the next $500 million and 0.45% of the excess over $1 billion. The fee is normally computed daily and paid monthly. See "Expense Information" in this Prospectus and "Investment Adviser" in the Statement of Additional Information.

     John F. Cogan, Jr., Chairman and President of the Trust, Chairman of PFD, President and a Director of PGI and Chairman and a Director of PMC, owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.

V. FUND SHARE ALTERNATIVES

     The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

     Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase; however, shares redeemed within 12 months of purchase may be subject to a CDSC. Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

     Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.

     Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.

     Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.

     Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Pioneer mutual fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

VI. SHARE PRICE

     Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus the applicable sales charge. Net asset value per share of each Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the Exchange is open, as of the close of regular trading on the Exchange.

     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.



VII. HOW TO BUY FUND SHARES

     You may buy Fund shares from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.

     The minimum initial investment is $1,000 for Class A, Class B and Class C shares except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and Class C shares, except that the subsequent minimum investment amount for Class B and Class C share accounts may be as little as $50 if an automatic investment plan (see "Automatic Investment Plans") is established.


     Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicate otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing Pioneer mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.


     You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

     Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.

Class A Shares

     You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                Sales Charge as a % of  Dealer
                                ---------------------- Allowance
                                              Net      as a % of
                                 Offering    Amount     Offering
       Amount of Purchase         Price     Invested     Price
-------------------------------- ---------- ---------- ----------
Less than $50,000                   5.75%      6.10%      5.00%
$50,000 but less than $100,000      4.50       4.71       4.00
$100,000 but less than
  $250,000                          3.50       3.63       3.00
$250,000 but less than
  $500,000                          2.50       2.56       2.00
$500,000 but less than
  $1,000,000                        2.00       2.04       1.75
$1,000,000 or more                   -0-        -0-    see below

     The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under
Section 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of PMC, may be included for this purpose.

     No sales charge is payable at the time of purchase on investments of $1 million or more or for purchases by participants in certain group plans (described below) subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's Class A shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.

     Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Fund may be sold at net asset value without a sales charge to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. Information about such arrangements is available from PFD.

     Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any sub-adviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned upon the receipt by PFD of written notification of eligibility. Class A shares of the Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment company providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Class A shares of the Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

     Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intent ("LOI") which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the Fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled.

     You are not obligated to purchase the amount specified in your LOI. If, however, the amount actually purchased during the 13-month period is more or less than that indicated in your LOI, an adjustment in the sales charge will be made. If a payment to cover actual sales charges is due, it must be paid to PFD within 20 days after PFD or your dealer sends you a written request or PFD will direct PSC to liquidate sufficient shares from your escrow account to cover the amount due. See the Statement of Additional Information for more information.

     Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within the 60 days immediately preceding the purchase of shares; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

Class B Shares

     You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

     The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

Year Since                 CDSC as a Percentage of Dollar
 Purchase                  Amount Subject to CDSC
------------------------   -------------------------------
First                                    4.0%
Second                                   4.0%
Third                                    3.0%
Fourth                                   3.0%
Fifth                                    2.0%
Sixth                                    1.0%
Seventh and thereafter                  none

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

     Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS"), which the Fund has obtained, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling will continue to be in effect at the time any particular conversion would normally occur. The conversion of Class B shares to Class A shares will not occur if such ruling is no longer in effect and such an opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

     You may buy Class C shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

     For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


     Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMA, UTMA and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

     The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held in Pioneer mutual funds); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

     The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is (i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).


     The CDSC on any shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC on any shares subject to a CDSC will not be applicable if the selling broker-dealer elects, with PFD's approval, to waive receipt of the commission normally paid at the time of the sale.

     Broker-Dealers. An order for each Class of Fund shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received prior to PFD's close of business (usually, 5:30 p.m. Eastern time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to PFD's close of business. PFD or its affiliates may provide additional compensation to certain dealers or such dealers' affiliates based on certain objective criteria established from time to time by PFD. All such payments are made out of PFD's or its affiliate's own assets. These payments will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.


     General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

VIII. HOW TO SELL FUND SHARES

     You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

     You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

     [bullet] If you are selling shares from a retirement account, other than an IRA, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

     [bullet] If you are selling shares from a non-retirement account or an IRA, you may use any of the methods described below.


     Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you by check, bank wire or electronic funds transfer, normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.


     In Writing. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following applies:


     [bullet] you wish to sell over $100,000 worth of shares,


     [bullet] your account registration or address has changed within the last
              30 days,

     [bullet] the check is not being mailed to the address on your account
              (address of record),

     [bullet] the check is not being made out to the account owners, or

     [bullet] the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.

     Your request should include your name, the Fund's name, your fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries and corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.

     Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.

     By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicate otherwise on your Account Application or by writ-ing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts, except IRAs. A maximum of $100,000 per account per day may be redeemed by telephone or fax and the proceeds may be received by check or bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.


     Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

     Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.

     CDSC on Class A Shares. Purchases of Class A shares of $1 million or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

     General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

     Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE FUND SHARES

     Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.

     Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or by FactFoneSM, will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.

     Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the day of the month designated on your Account Application or Account Options Form.

     General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

     Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.


     Exchange requests received by PSC before 4:00 p.m. Eastern time will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

     You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

X. DISTRIBUTION PLANS

     The Trust, on behalf of the Fund, has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.

     Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Trust's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (See "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

     Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund. The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the Fund is first invoiced for an expense. For the calendar year ended December 31, 1996, there was an allowable carryover of distribution expenses reimbursable to PFD of $613 (less than 0.01% of the net assets attributable to the Class A shares of the Fund).

     Both the Class B Plan and the Class C Plan provide that the Fund will pay a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable Class of shares and may pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B or Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B or Class C shares.


     Commissions of 4%, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker-dealers who have sales agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase.

     Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have sales agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares.


     When a broker-dealer sells Class B or Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

     Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION

     The Fund has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code.

     Under the Code, the Fund will be subject to a nondeductible 4% excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


     The Fund makes distributions to shareholders from its net long-term capital gains, if any, annually, usually in December. Income dividends, and distributions from net short-term capital gains, if any, are paid to shareholders quarterly, during the months of March, June, September and December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax. Generally, dividends from the Fund's net investment income, market discount income, and net short-term capital gains are taxable under the Code as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. The Fund's distributions of long-term capital gains to individuals or other noncorporate taxpayers are subject to different maximum tax rates (which will be indicated in the annual tax information the Fund provides to shareholders), depending generally upon the sources of and the Fund's holding periods for the assets that produce the gains.


     Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided annually to shareholders. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

     Distributions by the Fund of the dividend income it receives from U.S. domestic corporations may qualify for the dividends-received deduction for corporate shareholders, subject to holding-period requirements and debt-financing restrictions under the Code.

     Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to backup withholding or if the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.


     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to tax treatment that is different than described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws, including the effect of recent federal tax legislation, in their particular circumstances.


XII. SHAREHOLDER SERVICES

     PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Fund's portfolio securities and other assets. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements

     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing details of transactions are sent to shareholders as transactions occur, except Automatic Investment Plan transactions which are confirmed quarterly. The Pioneer Combined Account Statement, mailed quarterly, is available to shareholders who have more than one Pioneer account.


     Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are purchases, exchanges or redemptions of shares by mail or telephone, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intent, Rights of Accumulation, telephone exchanges and redemptions, and newsletters.


Additional Investments

     You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B and Class C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments.

     Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

Automatic Investment Plans


     You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a preauthorized electronic funds transfer from your bank account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue your plan at any time or change your plan elections for the dollar amount, frequency or investment date by calling PSC at 1-800-225-6292, or by sending a written request to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. A change to your bank information must be made in writing on an Account Options Form. You should allow up to five business days for PSC to make changes to an established plan. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.


Financial Reports and Tax Information

     As a shareholder, you will receive financial reports at least semiannually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.

Distribution Options

     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application. Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in your distribution options may be made by written request to PSC.

     If you elect to receive either dividends or capital gains or both in cash and a distribution check issued to you is returned by the U.S. Postal Service as not deliverable or a distribution check remains uncashed for six months or more, the amount of the check may be reinvested in your account. Such additional shares will be purchased at the then current net asset value. Furthermore, the distribution option on the account will automatically be changed to the reinvestment option until such time as you request a different option by writing to PSC.

Directed Dividends


     You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations.


Direct Deposit

     If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding

     You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

Telephone Transactions and Related Liabilities


     Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. See "How to Buy Fund Shares," "How to Sell Fund Shares" and "How to Exchange Fund Shares" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. Computer-assisted transactions may be available to shareholders who have pre-recorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction.


     To confirm that each transaction instruction received by telephone is genuine, PSC will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC or PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)

     FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer mutual fund accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and
"Telephone Transactions and Related Liabilities." Call PSC for assistance.

Retirement Plans


     You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to tax-deferred retirement plans for individuals, businesses and tax-exempt organizations, all of which are available in conjunction with investments in the Fund. The Account Application accompanying this Prospectus should not be used to establish any of these plans. Separate applications are required.


Telecommunications Device for the Deaf (TDD)


     If you have a hearing disability and access to TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern time, to contact our telephone representatives with questions about your account.


Systematic Withdrawal Plans

     If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic checks of $50 or more will be sent to you, or any person designated by you, monthly or quarterly, and your periodic redemptions of shares may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. If you direct that withdrawal checks be paid to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous.

     You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)

     If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. In addition, if a redemption resulted in a loss and an investment is made in shares of the Fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirements for each fund you enter.

     The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.

                             ---------------------

     The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may request by calling 1-800-225-6292.

XIII. THE TRUST

     The Fund is a diversified series of the Trust, an open-end management investment company (commonly referred to as a mutual fund) organized as a Massachusetts business trust on April 7, 1990. The Trust has authorized an unlimited number of shares of beneficial interest. As an open-end management investment company, the Trust continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share. See "How to Sell Fund Shares." The Trust is not required, and does not intend, to hold annual shareholder meetings, although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

     The shares of the Trust are divided into three series: Pioneer Capital Growth Fund, Pioneer Gold Shares and the Fund (collectively the "Funds"). The Trust reserves the right to create and issue additional series of shares in addition to the three Funds currently available. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any additional series of the Trust, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three classes of shares, designated Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

     When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Trust are fully-paid and non-assessable. Shares will remain on deposit with the Trust's transfer agent and cer-tificates will not normally be issued. The Trust reserves the right to charge a fee for the issuance of Class A certificates; certificates will not be issued for Class B and Class C shares.

XIV. INVESTMENT RESULTS

     The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 5.75%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

     One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

     Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual funds results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

     The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

APPENDIX--CERTAIN INVESTMENT PRACTICES

     This Appendix provides a brief description of certain investment techniques that the Fund may employ. For a more complete discussion of these and other practices, see "Investment Policies and Restrictions" in the Statement of Additional Information.

Options on Securities Indices

     The Fund may purchase put and call options on indices that are based on securities in which it may invest to manage cash flow, U.S. stocks or stock markets instead of, or in addition to, buying and selling stock. The Fund may also purchase options in order to hedge against risks of market-wide price fluctuations.

     The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

     The Fund may purchase call options on securities indices in order to remain fully invested in a particular stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

     The Fund may sell an option it has purchased or a similar option prior to the expiration of the purchased option in order to close out its position in an option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid.

Futures Contracts and Options on Futures Contracts

     To hedge against changes in securities prices, or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various stock and other securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes only. These transactions involve brokerage costs and require margin deposits.

Limitations and Risks Associated with Transactions in Options and Futures Contracts

     Transactions involving options on securities and securities indices, futures contracts and options on futures involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and (3) market risk that an incorrect prediction of securities prices by the Fund's investment adviser may cause the Fund to perform less favorably than if such positions had not been entered. The Fund will purchase and sell options that are traded only in a regulated market which is open to the public. Options and futures contracts are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. The Fund may not enter into futures contracts and options on futures contracts for speculative purposes. The percent of the Fund's assets that may be subject to futures contracts and options on such contracts entered into for bona fide hedging purposes is 100%. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. The Fund may not invest more than 5% of its total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

     The Fund's transactions in options and futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the Statement of Additional Information.

Forward Commitment, When-Issued and Delayed Delivery Securities

     The Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment take place after the date of the commitment. These securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When the Fund purchases securities on a forward commitment, when-issued or delayed delivery basis, the Fund's custodian will maintain a segregated account cash or liquid, high grade debt securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment.

                                     Notes

                          THE PIONEER FAMILY OF MUTUAL FUNDS


                          Growth Funds


                          Global/International

                            Pioneer Emerging Markets Fund
                            Pioneer Europe Fund
                            Pioneer Gold Shares
                            Pioneer India Fund
                            Pioneer International Growth Fund
                            Pioneer World Equity Fund


                          United States

                            Pioneer Capital Growth Fund
                            Pioneer Growth Shares

                            Pioneer Micro-Cap Fund*

                            Pioneer Mid-Cap Fund
                            Pioneer Small Company Fund



                          Growth and Income Funds


                            Pioneer Balanced Fund
                            Pioneer Equity-Income Fund
                            Pioneer Fund
                            Pioneer Real Estate Shares
                            Pioneer II


                          Income Funds


                          Taxable

                            Pioneer America Income Trust
                            Pioneer Bond Fund
                            Pioneer Short-Term Income Trust*


                          Tax-Exempt

                            Pioneer Intermediate Tax-Free Fund**
                            Pioneer Tax-Free Income Fund**


                          Money Market Fund

                            Pioneer Cash Reserves Fund

                           *Offers Class A and B Shares only

                          **Not suitable for retirement accounts

                                                                  [Pioneer logo]

Pioneer
Equity-Income
Fund

60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
JOHN A. CAREY, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary


INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION


CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.


INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP


LEGAL COUNSEL
HALE AND DORR LLP

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.


SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292


SERVICE INFORMATION
If you would like information on the following, please call:
Existing and new accounts, prospectuses,
 applications, service forms
 and telephone transactions..................... 1-800-225-6292
FactFone(SM)
 Automated fund yields, automated prices
 and account information........................ 1-800-225-4321
Retirement plans................................ 1-800-622-0176
Toll-free fax................................... 1-800-225-4240

Telecommunications Device for the Deaf (TDD).... 1-800-225-1997
Visit our web site........................ www.pioneerfunds.com



0198-4734
(c)Pioneer Funds Distributor, Inc.

[Pioneer logo]

Pioneer
Gold Shares


Class A, Class B and Class C Shares
Prospectus

February 2, 1998



     Pioneer Gold Shares (the "Fund") seeks long-term capital appreciation and such protection against inflation as may be provided by investments in securities of companies engaged in the mining, processing, refining or sale of gold or other precious metals.

     It is anticipated that in order to achieve its investment objective, the Fund may invest a significant portion of its assets in foreign securities. See "Investment Objective and Policies" in this Prospectus. There is no assurance that the Fund will achieve its investment objective. The Fund is one of three series of Pioneer Growth Trust (the "Trust").

     Fund returns and share prices fluctuate and the value of your account, upon redemption, may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investments in securities of companies engaged in the mining, processing, refining or sale of gold or other precious metals entail risks in addition to those customarily associated with investing in securities in general. In addition, the Fund may invest in securities issued by foreign companies or governments which involve risks not typically associated with investments in U.S. securities. The Fund is intended for investors who can accept the risks associated with its investments and may not be suitable for all investors. See "Investment Objectives and Policies" for a discussion of these risks.


     This Prospectus provides information about the Fund that you should know before investing. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information, also dated February 2, 1998, as supplemented or revised from time to time, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Trust at 60 State Street, Boston, Massachusetts 02109. Additional information about the Trust has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-225-6292 or through the SEC's Internet web site (http://www.sec.gov)

          TABLE OF CONTENTS                                         PAGE
          -------------------------------------------------------   -----
I.        EXPENSE INFORMATION   .................................       2
II.       FINANCIAL HIGHLIGHTS  .................................       3
III.      INVESTMENT OBJECTIVE AND POLICIES .....................       5
IV.       MANAGEMENT OF THE FUND   ..............................       6
V.        FUND SHARE ALTERNATIVES  ..............................       7
VI.       SHARE PRICE  ..........................................       8
VII.      HOW TO BUY FUND SHARES   ..............................       8
VIII.     HOW TO SELL FUND SHARES  ..............................      12
IX.       HOW TO EXCHANGE FUND SHARES ...........................      13
X.        DISTRIBUTION PLANS ....................................      13
XI.       DIVIDENDS, DISTRIBUTIONS AND TAXATION   ...............      14
XII.      SHAREHOLDER SERVICES  .................................      15
           Account and Confirmation Statements ..................      15
           Additional Investments  ..............................      15
           Automatic Investment Plans ...........................      15
           Financial Reports and Tax Information  ...............      15
           Distribution Options .................................      15
           Directed Dividends   .................................      16
           Direct Deposit .......................................      16
           Voluntary Tax Withholding  ...........................      16
           Telephone Transactions and Related Liabilities  ......      16
           FactFoneSM  ..........................................      16
           Retirement Plans  ....................................      16
           Telecommunications Device for the Deaf (TDD) .........      16
           Systematic Withdrawal Plans   ........................      16
           Reinstatement Privilege (Class A Shares Only)   ......      17
XIII.     THE TRUST .............................................      17
XIV.      INVESTMENT RESULTS ....................................      17
          APPENDIX--CERTAIN INVESTMENT PRACTICES  ...............      18


--------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


     This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects annual operating expenses based on actual expenses incurred for the fiscal year ended October 31, 1997.

                                               Class A     Class B    Class C
Shareholder Transaction Expenses:
 Maximum Initial Sales Charge on
   Purchases (as a percentage of offering
   price) .................................    5.75%(1)    None       None
 Maximum Sales Charge on Reinvestment
   of Dividends ...........................    None        None       None
 Maximum Deferred Sales Charge
   (as a percentage of purchase price
   or redemption proceeds, as applicable)      None(1)     4.00%      1.00%
 Redemption fee(2)   ......................    None        None       None
 Exchange fee   ...........................    None        None       None
Annual Operating Expenses
  (as a percentage of average
  net assets)(3):
 Management fee (after fee reduction)(4)      0.45%       0.45%      0.45%
 12b-1 fees  ..............................    0.25%       1.00%      1.00%
 Other Expenses (including transfer agent
   fee, custodian fees and accounting and
    printing expenses) (after expense
    reduction)(4) .........................    1.02%       1.04%      0.88%
                                               -------     -----      ----
Total Operating Expenses (after
  reductions)(4)  .........................    1.72%       2.49%      2.33%
                                               =======     =====      ====


---------

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") as further described under "How to Sell Fund Shares."


(2) Separate fees (currently $10 and $20, respectively) apply to domestic and international wire transfers of redemption proceeds.

(3) Expenses are net of amounts paid in connection with third-party brokerage/service and certain expense offset arrangements. See "Financial Highlights."

(4) Pioneering Management Corporation ("PMC"), the Fund's investment adviser, has agreed not to impose all or a portion of its management fee as required to limit the Class A shares operating expenses of the Fund to 1.75% of the average net assets attributable to Class A shares; the portion of Fund-wide operating expenses attributable to Class B and Class C shares will be reduced only to the extent that they are reduced for Class A shares. This agreement is voluntary and temporary and may be revised or terminated at any time by PMC.

                                               Class A     Class B    Class C
Expenses Absent Reductions
 Management Fee ............                   0.65%       0.65%      0.65%
 Other Expenses ............                   1.03%       1.07%      0.93%
 Total Operating Expenses                      1.93%       2.72%      2.58%



 Example:

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.



                                 1 Year     3 Years     5 Years     10 Years
Class A Shares                     $74        $109        $145        $249
Class B Shares*
 --Assuming complete redemption
    at end of period               $65        $108        $153        $264
 --Assuming no redemption          $25        $ 78        $133        $264
Class C Shares**
 --Assuming complete redemption
    at end of period               $34        $ 73        $125        $267
 --Assuming no redemption          $24        $ 73        $125        $267


---------
 * Class B shares convert to Class A shares eight years after purchase; therefore, Class A share expenses are used after year eight.

** Class C shares redeemed during the first year after purchase are subject to a 1% CDSC.


     THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL FUND EXPENSES AND RETURN WILL VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


     For further information regarding management fees, 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Plans" and "How To Buy Fund Shares" in this Prospectus and "Management of the Funds" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's payment of a 12b-1 fee may result in long-term shareholders indirectly paying more than the economic equivalent of the maximum sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     The maximum initial sales charge is reduced on purchases of specified larger amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of the Fund for shares of other publicly available Pioneer mutual funds. See "How to Exchange Fund Shares."

II. FINANCIAL HIGHLIGHTS

     The following information has been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Fund's financial statements as of October 31, 1997 appears in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information. The information listed below should be read in conjunction with the financial statements contained in the Annual Report. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.


PIONEER GOLD SHARES
Selected Data for a Class A Share Outstanding Throughout Each Period:


                                                            For the Year Ended October 31,
                                                    -----------------------------------------------
                                                        1997            1996          1995
                                                    --------------- --------------- ---------------
Net asset value, beginning of period   ............  $  7.81        $  6.80         $  7.94
                                                     ----------      ----------      ----------
Increase (decrease) from investment operations:
 Net investment income (loss) .....................  $ (0.01)       $ (0.01)        $ (0.01)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions   .    (1.94)          1.02           (1.13)
                                                     ----------      ----------      ----------
Net increase (decrease) from investment
 operations .......................................  $ (1.95)       $  1.01         $ (1.14)
Distribution to shareholders from:
 Net investment income  ...........................    (0.09)            --              --
                                                     ----------      ----------      ----------
Net increase (decrease) in net asset value   ......  $ (2.04)       $  1.01         $ (1.14)
                                                     ----------      ----------      ----------
Net asset value, end of period   ..................  $  5.77        $  7.81         $  6.80
                                                     ==========      ==========      ==========
Total return*  ....................................   (25.24)%        14.85%         (14.36%)
Ratio of net operating expenses to average net
 assets  ..........................................     1.74%+         1.72%+          1.76%+
Ratio of net investment income to average net
 assets  ..........................................    (0.08)%+       (0.13)%+        (0.16%)+
Portfolio turnover rate ...........................       22%            15%              6%
Average commission rate paid(1)  ..................  $0.0418        $0.0349              --
Net assets, end of period (in thousands)  .........  $28,638        $36,028         $24,412
Ratios  assuming no waiver of management  fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net operating expenses ...........................     1.93%          1.88%           2.28%
 Net investment income (loss) .....................    (0.27)%       ( 0.29)%         (0.68%)
Ratios assuming waiver of management fees and
 assumption of expenses by PMC and reduction
 for fees paid indirectly:
 Net operating expenses ...........................     1.72%          1.71%           1.75%
 Net investment income (loss) .....................    (0.06)%        (0.12)%         (0.15)%

                                                                                                              7/25/90
                                                                                                           -----------------
                                                                                                            (Commencement
                                                                                                          of Operations) to
                                                      1994           1993          1992         1991           10/31/90
                                                    ------------- ------------- ------------- ---------    ------------------
Net asset value, beginning of period   ............  $  7.44        $  5.03      $  5.35       $ 5.33      $ 6.50
                                                     ---------     ---------     ---------     --------    ----------
Increase (decrease) from investment operations:
 Net investment income (loss) .....................  $ (0.03)       $ (0.03)     $ (0.02)      $ 0.01      $(0.14)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions   .     0.53           2.44       ( 0.28)        0.01      ( 1.03)
                                                     ---------      ---------     ---------    --------    ----------
Net increase (decrease) from investment
 operations .......................................  $  0.50        $  2.41      $ (0.30)      $ 0.02      $(1.17)
Distribution to shareholders from:
 Net investment income  ...........................       --             --        (0.02)          --          --
                                                     ---------      ---------     ---------    --------    ----------
Net increase (decrease) in net asset value   ......  $  0.50        $  2.41      $ (0.32)      $ 0.02      $(1.17)
                                                     ---------     ---------     ---------     --------    ----------
Net asset value, end of period   ..................  $  7.94        $  7.44      $  5.03       $ 5.35      $ 5.33
                                                     =========     =========     =========     ========    ==========
Total return*  ....................................     6.72%         47.91%       (5.70%)       0.38%     (18.00%)
Ratio of net operating expenses to average net
 assets  ..........................................     1.75%          1.75%        1.75%        1.75%       9.21%**
Ratio of net investment income to average net
 assets  ..........................................    (0.40%)        (0.52%)      (0.35%)       0.18%      (6.31%)**
Portfolio turnover rate ...........................        3%             6%           4%          10%         15%**
Average commission rate paid(1)  ..................       --             --           --           --          --
Net assets, end of period (in thousands)  .........  $26,168        $14,057       $3,461       $1,800      $1,399
Ratios  assuming no waiver of management  fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net operating expenses ...........................     2.14%          3.23%        6.62%       10.97%         --
 Net investment income (loss) .....................    (0.79%)        (2.00%)      (5.22%)      (9.04%)        --
Ratios assuming waiver of management fees and
 assumption of expenses by PMC and reduction
 for fees paid indirectly:
 Net operating expenses ...........................       --             --           --           --          --
 Net investment income (loss) .....................       --             --           --           --          --


-----------
   *Assumes  initial  investment  at net  asset  value  at the  beginning  of
    each period,  reinvestment  of  distributions,   the  complete  redemption
    of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sale charges were taken into account.

 ** Annualized.

  + Ratio assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commission paid per share. Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

PIONEER GOLD SHARES
Selected Data for a Class B Share Outstanding Throughout Each Period:

                                                                       For the Year Ended October 31,
                                                                -----------------------------------------   April 4, 1994 to
                                                                  1997          1996            1995        October 31, 1994
                                                                ------------    -----------     ---------   ----------------
Net asset value, beginning of period ........................   $  7.65         $  6.73         $ 7.89        $ 7.83
                                                                ---------       ---------       ---------     ---------
Increase (decrease) from investment operations:
 Net investment income (loss)  ..............................   $ (0.04)        $ (0.06)        $(0.05)       $(0.03)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions  ........................    (1.91)           0.98          (1.11)         0.09
                                                                ---------       ---------       ---------     ---------
 Net increase (decrease) from investment operations .........   $ (1.95)        $  0.92         $(1.16)       $ 0.06
Distribution to shareholders   ..............................     (0.09)             --             --            --
                                                                ---------       ---------       ---------     ---------
Net increase (decrease) in net asset value ..................   $ (2.04)        $  0.92         $(1.16)       $ 0.06
                                                                ---------       ---------       ---------     ---------
Net asset value, end of period ..............................   $  5.61         $  7.65         $ 6.73        $ 7.89
                                                                =========       =========       =========     =========
Total return*   .............................................    (25.77)%         13.67%        (14.70%)        0.77%
Ratio of net operating expenses to average net assets  ......      2.51%+          2.59%+         2.57%+        2.67%**
Ratio of net investment income (loss) to average net
 assets   ...................................................     (0.84)%+        (1.00)%+       (1.01%)+      (1.42%)**
Portfolio turnover rate  ....................................        22%             15%             6%            3%
Average commission rate paid(1)   ...........................   $0.0418         $0.0349             --            --
Net assets, end of period (in thousands)   ..................   $ 5,394         $ 4,720         $1,762        $  951
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction for
 fees paid indirectly:
 Net operating expenses  ....................................      2.72%           2.73%          3.12%         2.79%**
 Net investment income (loss)  ..............................     (1.05)%         (1.14)%        (1.56%)       (1.54%)**
Ratios assuming waiver of management fees and
 assumption of expenses by PMC and reduction for fees
 paid indirectly:
 Net operating expenses  ....................................      2.49%           2.57%          2.53%           --
 Net investment income (loss)  ..............................     (0.82)%         (0.98)%        (0.97%)          --

Selected Data for a Class C Share Outstanding Throughout Each Period:

                                                          For the Year Ended     For the period January 31, 1996
                                                           October 31, 1997         through October 31, 1996
                                                          --------------------   --------------------------------
Net asset value, beginning of period ..................       $  7.65                  $  8.70
                                                              -------
Increase (decrease) from investment operations:
 Net investment income (loss)  ........................       $ (0.04)                 $ (0.02)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions  ..................         (1.90)                   (1.03)
                                                              ---------
Net increase (decrease) in net asset value ............       $ (2.03)                 $ (1.05)
                                                              ---------
Net asset value, end of period ........................       $  5.62                  $  7.65
                                                              =========
Total return*   .......................................        (25.64)%                 (12.07)%
Ratio of net operating expenses to average net assets            2.38%+                   2.59%**+
Ratio of net investment income (loss) to average net
 assets   .............................................         (0.76)%+                 (1.12)%**+
Portfolio turnover rate  ..............................            22%                      15%
Average commission rate paid(1)   .....................       $0.0418                  $0.0349
Net assets, end of period (in thousands)   ............       $ 1,034                  $ 1,690
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction for
 fees paid indirectly:
 Net operating expenses  ..............................          2.58%                    2.83%**
 Net investment income (loss)  ........................         (0.96)%                  (1.36)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PMC and reduction for fees
 paid indirectly:
 Net operating expenses  ..............................          2.33%                    2.56%**
 Net investment income (loss)  ........................         (0.71)%                  (1.09)%**


-----------

   *Assumes  initial  investment  at net  asset  value  at the  beginning  of
    each period,  reinvestment  of  distributions,   the  complete  redemption
    of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


 ** Annualized.

  + Ratio assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commission paid per share. Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

III. INVESTMENT OBJECTIVE AND POLICIES

     The Fund is managed in accordance with the value investment philosophy of PMC, the Fund's investment adviser. This approach consists of developing a diversified portfolio of securities consistent with the Fund's investment objective and selected primarily on the basis of PMC's judgment that the securities have an underlying value, or potential value, which exceeds their current prices. The analysis and quantification of the economic worth, or basic value, of individual companies reflects PMC's assessment of a company's assets and the company's prospects for earnings and/or reserve growth over the next three-to-five years. PMC relies primarily on the knowledge, experience and judgment of its own research staff, but also receives and uses information from a variety of outside sources, including brokerage firms, electronic data bases, specialized research firms and technical journals.

     The investment objective of the Fund is to seek long-term capital appreciation and such protection against inflation as may be provided by investments in securities of companies engaged in the mining, processing, refining or sale of gold or other precious metals.


     Under normal circumstances, the Fund will invest at least 70% of its assets in common stocks or securities convertible into common stock of companies engaged principally in the mining, processing, refining or sale of gold or products made primarily from gold. A company will be deemed to be engaged principally in such business if it derives at least 50% of its net income or gross revenues from such activities or if 50% of its assets are devoted to such activities. The Fund's investment concentration policy (i.e., investing more than 25% of its assets in the gold industry) is a fundamental policy which may not be changed without shareholder approval. The balance of the Fund's assets may be invested in: (i) securities of companies or countries mining or producing other precious metals such as platinum or silver; (ii) securities of companies or countries mining or producing gemstones; (iii) securities which are backed by, or otherwise tied to the price of gold and securities of companies which provide goods or services to the mining industry; and (iv) certain short-term, temporary investments such as marketable obligations issued or guaranteed by the United States ("U.S.") government, obligations of U.S. banks and commercial paper.


     The Fund may invest all or part of its assets in foreign securities. Because a significant portion of the worldwide production of gold is outside the U.S., a significant portion of the Fund's assets will typically consist of such foreign securities. It is also possible that the Fund will invest more than 25% of its assets in securities of companies located in a single foreign country. Although the Fund may invest in the securities of foreign governments, their agencies and instrumentalities, the Fund has no present intention to invest more than 5% of its assets in such securities. See the Statement of Additional Information for more information.

     The Fund's fundamental investment objective and the fundamental investment restrictions set forth in the Statement of Additional Information may not be changed without shareholder approval. Certain other investment policies and strategies and restrictions on investment are noted throughout the Prospectus and are set forth in the Statement of Additional Information. These investment policies and strategies and restrictions may be changed at any time by a vote of the Board of Trustees.

     The Fund is substantially fully invested at all times. It is the policy of the Fund not to engage in trading for short-term profits. Nevertheless, changes in the portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rate will not be considered a limiting factor in the execution of investment decisions. See "Financial Highlights" for the Fund's actual turnover rates. Short-term, temporary investments will not normally represent more than 10% of the Fund's assets. A short-term investment is considered to be an investment with a maturity of one year or less from the date of issuance.

     The Fund may enter into repurchase agreements, not to exceed seven days, with broker-dealers and any member bank of the Federal Reserve System. The Board of Trustees will review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. Such repurchase agreements will be fully collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral will be held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price.

     The Fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange"). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time will the value of the securities loaned exceed 30% of the value of the Fund's total assets. These investment strategies are also described in the Statement of Additional Information.


     The Fund may invest in warrants as described in the Statement of Additional Information. Although the Fund does not have a formal percentage limitation on investments in warrants, it is not expected that PMC will invest more than 5% of the Fund's total assets in such securities.

     In pursuit of its objective, the Fund may employ certain active investment management techniques including forward foreign currency exchange contracts, options and futures contracts on currencies, securities and securities indices and options on such futures contracts. These techniques may be employed in an attempt to hedge foreign currency and other risks associated with the Fund's portfolio securities. The risks associated with the Fund's transactions in options and futures, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See the Appendix to this Prospectus and the Statement of Additional Information for a description of these investment practices and associated risks.


Risk Factors


     The Fund may invest in securities issued by foreign companies and in securities issued by foreign governments. Investing in securities of foreign companies and countries involves certain considerations and risks which are not typically associated with investing in U.S. government securities and securities of domestic companies. Foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. In addition, foreign securities markets have substantially less volume than domestic markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest or dividends, or in some cases capital gains, from foreign investments may be subject to withholding or other foreign taxes which will decrease the net return on such investments as compared to the return on the fund's domestic investments. Finally, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could adversely affect assets of the Fund held in foreign countries.


     The value of foreign securities may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. For example, the value of a foreign security held by the Fund as measured in U.S. dollars will decrease if the foreign currency in which the security is denominated declines in value against the U.S. dollar. In such event, this will cause an overall decline in the Fund's net asset value and may also reduce net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders of the Fund.

     Fixed-income securities in which the Fund may invest generally pay a fixed rate of return and may include debt obligations of the U.S. government, foreign governments, corporations and municipalities. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.

     The Fund's investment policies present unique risks to the portfolio's value. In recent years, the prices of gold and other precious metals have been subject to dramatic fluctuations caused primarily by international monetary and political developments including trade or currency restrictions, currency devaluations and revaluations and social and political conditions within a country. Dramatic fluctuations in the prices of gold or other metals will affect the market values of the securities of companies in which the Fund intends to invest. Major gold suppliers are to be found in the Republic of South Africa ("South Africa"), Australia, Canada, the United States and member states of the Commonwealth of Independent States ("CIS") which were formerly part of the Soviet Union. The current economic, political and social conditions in South Africa and the CIS may adversely affect the price of gold and, accordingly, the market values of the securities of companies in the industry. The only legally authorized sales agent for gold produced in South Africa, the world's largest producer, is the Reserve Bank of South Africa. The Reserve Bank's policies significantly influence the timing of any sales of South African bullion. Additionally, the South African Ministry of Mines determines gold mining policy. South Africa depends on the sale of gold for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national economic and political developments. Finally, investments in the securities of South African companies may be affected by laws in the U.S. relating to foreign investments in South Africa or foreign investments generally.

IV. MANAGEMENT OF THE FUND


     The Board of Trustees of the Trust has overall responsibility for management and supervision of the Fund. The Board meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general business and professional background of each Trustee and executive officer of the Trust.


     Investment advisory services are provided to the Fund by PMC pursuant to a management contract between PMC and the Trust, on behalf of the Fund. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a publicly-traded Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of shares of the Fund.


     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's equity managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.

     The Fund is covered by a team of managers and analysts which does research for and oversees the management of the Fund. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.

     Mr. Tripple, the Fund's portfolio manager, had primary responsibility for the day-to-day management of the Fund since its inception. On December 1, 1997, Mr. Michael P. Bradshaw, the Fund's assistant portfolio manager and a Vice President of PMC, assumed this responsibility. Mr. Bradshaw joined PMC in July of 1997 and has four years of investment experience. During these four years he worked as a financial analyst and as a research associate within the equity research department of a major Canadian securities firm. Prior to this time, he was an associate and a partner with an investor group for two years and an exploration geologist for six years.


     In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Trust, the Trust and PMC have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Trust and its shareholders in making personal securities transactions.


     Under the terms of its contract with the Trust, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the expenses, including executive salaries and the rental of certain office space, related to its services for the Fund, with the exception of the following which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with regulatory agencies, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); (j) compensation of those Trustees of the Trust who are not affiliated with or interested persons of PMC, the Trust (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.


     Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund or other funds for which PMC or any other affiliate or subsidiary serves as investment adviser or manager. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

     As compensation for its management services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 0.65% per annum of the Fund's average daily net assets up to $300 million, 0.60% of the next $200 million, 0.50% of the next $500 million and 0.45% of the excess over $1 billion. The fee is normally computed daily and paid monthly. See "Expense Information" in this Prospectus and "Investment Adviser" in the Statement of Additional Information.

     John F. Cogan, Jr., Chairman and President of the Trust, Chairman of PFD, President and a Director of PGI and Chairman and a Director of PMC, owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.

V. FUND SHARE ALTERNATIVES

     The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

     Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase, however, shares redeemed within 12 months of purchase may be subject to a CDSC. Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

     Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.

     Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.

     Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.

     Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Pioneer mutual fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

VI. SHARE PRICE

     Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus the applicable sales charge. Net asset value per share of a Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the Exchange is open, as of the close of regular trading on the Exchange.

     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing service. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.

VII. HOW TO BUY FUND SHARES

You may buy Fund shares from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.

     The minimum initial investment is $1,000 for Class A, Class B and Class C shares except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and Class C shares except that the subsequent minimum investment amount for Class B and Class C share accounts may be as little as $50 if an automatic investment plan (see "Automatic Investment Plans") is established.


     Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicate otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing Pioneer mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.


     You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

     Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually 3 days after the purchase instruction). Shares purchased by telephone may not be redeemed for 15 days after the date of purchase. You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.

Class A Shares

     You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                    Sales Charge as a % of     Dealer
                                    -----------------------  Allowance
                                                   Net       as a % of
                                    Offering     Amount       Offering
Amount of Purchase                  Price       Invested       Price
----------------------------------- ----------  ----------   ----------
Less than $50,000                    5.75%        6.10%       5.00%
$50,000 but less than $100,000       4.50         4.71        4.00
$100,000 but less than $250,000      3.50         3.63        3.00
$250,000 but less than $500,000      2.50         2.56        2.00
$500,000 but less than $1,000,000    2.00         2.04        1.75
$1,000,000 or more                    -0-          -0-      see below

     The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under
Section 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of PMC, may be included for this purpose.

     No sales charge is payable at the time of purchase on investments of $1 million or more or for purchases by participants in certain group plans (described below) subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's Class A shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.

Qualifying for a Reduced Sales Charge.

     Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Fund may be sold at net asset value without a sales charge to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. Information about such arrangements is available from PFD.

     Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Trust and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned upon the receipt by PFD of written notification of eligibility. Class A shares of a Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment company providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Shares of the Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

     Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intent ("LOI") which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the Fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled.

     You are not obligated to purchase the amount specified in your LOI. If, however, the amount actually purchased during the 13-month period is more or less than that indicated in your LOI, an adjustment in the sales charge will be made. If a payment to cover actual sales charges is due, it must be paid to PFD within 20 days after PFD or your dealer sends you a written request or PFD will direct PSC to liquidate sufficient shares from your escrow account to cover the amount due. See the Statement of Additional Information for more information.

     Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within the 60 days immediately preceding the purchase of Class A shares; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

Class B Shares

     You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

     The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                  CDSC as a Percentage
                                    of Dollar Amount
        Year Since Purchase         Subject to CDSC
       --------------------       ---------------------
       First                              4.0%
       Second                             4.0%
       Third                              3.0%
       Fourth                             3.0%
       Fifth                              2.0%
       Sixth                              1.0%
       Seventh and thereafter             none

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

     Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS"), which the Fund has obtained, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling will continue to be in effect at the time any particular conversion would normally occur. The conversion of Class B shares to Class A shares will not occur if such ruling is no longer in effect and such an opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

     You may buy Class C shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

     For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


     Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMA, UTMA and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

     The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 701/2 may exceed the 10% limit only if the distribution amount is based on plan assets held in Pioneer mutual funds); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).


     The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account; (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is
(i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).


     The CDSC on any shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if the redemption is made pursuant to each Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC on any shares subject to a CDSC will not be applicable if the selling broker-dealer elects, with PFD's approval, to waive receipt of the commission normally paid at the time of the sale.

     Broker-Dealers. An order for any Class of Fund shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received prior to PFD's close of business (usually, 5:30 p.m. Eastern time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to PFD's close of business. PFD or its affiliates may provide additional compensation to certain dealers or such dealers' affiliates based on certain objective criteria established from time to time by PFD. All such payments are made out of PFD's or the affiliate's own assets. These payments will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.


     General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

VIII. HOW TO SELL FUND SHARES

     You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

     You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

     [bullet] If you are selling shares from a retirement account, other than an IRA, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

     [bullet] If you are selling shares from a non-retirement account or an IRA, you may use any of the methods described below.


     Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you by check, bank wire, or electronic funds transfer normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.


     In Writing. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following applies:


     [bullet] you wish to sell over $100,000 worth of shares,


     [bullet] your account registration or address has changed within the last
              30 days,

     [bullet] the check is not being mailed to the address on your account
              (address of record),

     [bullet] the check is not being made out to the account owners, or

     [bullet] the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.

     Your request should include your name, the Fund's name, your fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries and corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.

     Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and, if a signature guarantee is required, the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.


     By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts, except IRAs. A maximum of $100,000 per account per day may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank address of record which must have been properly predesignated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.


     Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker- dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

     Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.

     CDSC on Class A Shares. Purchases of Class A shares of $1 million or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

     General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

     Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE FUND SHARES

     Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.

     Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or FactFoneSM, will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.

     Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the day of the month designated on your Account Application or Account Options Form.

     General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

     Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.


     Exchange requests received by PSC before 4:00 p.m. Eastern time will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.


     You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

X. DISTRIBUTION PLANS

     The Trust, on behalf of the Fund, has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.

     Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's

Class A shares with no initial sales charge (See "How to Buy Fund Shares"); and
(iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

     Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund.

     Both the Class B Plan and the Class C Plan provide that the Fund will pay a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable Class of shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B or Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B or Class C shares.


     Commissions of 4%, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker-dealers who have sales agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase.

     Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have sales agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value with respect to such shares.


     When a broker-dealer sells Class B or Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

     Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION

     The Fund has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code.


     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

     The Fund's policy is to pay to shareholders dividends from net investment income, if any, and to make distributions from net long-term capital gains, if any, in December. Distributions from net short-term capital gains, if any, may be paid with such dividends; dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax. Generally, dividends from the Fund's net investment income, market discount income, net short-term capital gains, and certain net foreign exchange gains are taxable under the Code as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. The Fund's distributions of long-term capital gains to individuals or other noncorporate taxpayers are subject to different maximum tax rates (which will be indicated in the annual tax information the Fund provides to Shareholders), depending generally upon the sources of the Fund's holding periods for the assets that produce the gains.


     Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided to shareholders annually. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

     Distributions by the Fund of the dividend income it receives from U.S. domestic corporations, if any, may qualify for the dividends-received deduction for corporate shareholders, subject to holding-period requirements and debt-financing restrictions under the Code.

     The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including, in some cases, capital gains) on certain of its foreign investments, which will reduce the yield on or return from those investments. In any year in which the Fund qualifies, it may make an election that would permit certain of its shareholders to take a credit or a deduction for their shares of qualified foreign taxes paid by the Fund. Each shareholder would then include in gross income (in addition to dividends actually received) his or her share of the amount of qualified foreign taxes paid by the Fund. If this election is made, the Fund will notify its shareholders annually as to their share of the amount of qualified foreign taxes paid and the foreign source income of the Fund.


     Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to backup withholding or the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.


     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to tax treatment that is different than described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws, including the effect of recent federal tax legislation, and regulations referred to above in their particular circumstances.


XII. SHAREHOLDER SERVICES

     PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Fund's portfolio securities and other assets. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements

     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing details of transactions are sent to shareholders as transactions occur, except Automatic Investment Plan transactions which are confirmed quarterly. The Pioneer Combined Account statement, mailed quarterly, is available to shareholders who have more than one Pioneer mutual fund account.


     Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are purchases, exchanges or redemptions of shares by mail or telephone, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intent, Rights of Accumulation and newsletters.


Additional Investments

     You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B and Class C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments.

     Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

Automatic Investment Plans


     You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a preauthorized electronic funds transfer from your bank account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue your plan at any time or change your plan elections for the dollar amount, frequency or investment date by calling PSC at 1-800-225-6292, or by sending a written request to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. A change to your bank information must be made in writing on an Account Options Form. You should allow up to five business days for PSC to make changes to an established plan. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.


Financial Reports and Tax Information

     As a shareholder, you will receive financial reports at least semiannually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.

Distribution Options

     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application. Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in your distribution options may be made by written request to PSC.

     If you elect to receive either dividends or capital gains or both in cash and a distribution check issued to you is returned by the U.S. Postal Service as not deliverable or a distribution check remains uncashed for six months or more, the amount of the check may be reinvested in your account. Such additional shares will be purchased at the then current net asset value. Furthermore, the distribution option on the account will automatically be changed to the reinvestment option until such time as you request a different option by writing to PSC.

Directed Dividends


     You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations .


Direct Deposit

     If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account. Voluntary Tax Withholding You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

Telephone Transactions and Related Liabilities

     Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. See "How to Buy Fund Shares," "How to Sell Fund Shares" and "How to Exchange Fund Shares" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern Time on weekdays. Computer-assisted transactions are available to shareholders who have pre-recorded certain bank information (see "FactFoneSM"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction.

     To confirm that each transaction instruction received by telephone is genuine, PSC will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC or PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)

     FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer mutual fund accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.

Retirement Plans


     You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to tax-deferred retirement plans for individuals, businesses and tax-exempt organizations, all of which are available in conjunction with investments in the Fund. The Account Application accompanying this Prospectus should not be used to establish any of these plans. Separate applications are required.


Telecommunications Device for the Deaf (TDD)


     If you have a hearing disability and access to TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern time, to contact our telephone representatives with questions about your account.


Systematic Withdrawal Plans

     If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic checks of $50 or more will be sent to you, or any person designated by you, monthly or quarterly, and your periodic redemptions of shares may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. If you direct that withdrawal checks be paid to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous.

     You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)

     If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirements for each fund you enter.

     The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.

                             ---------------------

     The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may request by calling 1-800-225-6292.

XIII. THE TRUST

     The Fund is a diversified series of the Trust, an open-end management investment company (commonly referred to as a mutual fund) organized as a Massachusetts business trust on April 7, 1990. The Trust has authorized an unlimited number of shares of beneficial interest. As an open-end management investment company, the Trust continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share. See "How to Sell Fund Shares." The Trust is not required, and does not intend, to hold annual shareholder meetings, although special meetings may be called for the purposes of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

     The shares of the Trust are divided into three series: Pioneer Capital Growth Fund, Pioneer Equity-Income Fund and the Fund (collectively, the "Funds"). The Trust reserves the right to create and issue additional series of shares in addition to the three Funds currently available. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any additional series of the Trust, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three classes of shares, designated Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

     When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Trust are fully-paid and non-assessable. Shares will remain on deposit with the Trust's transfer agent and certificates will not normally be issued. The Trust reserves the right to charge a fee for the issuance of Class A certificates; certificates will not be issued for Class B and Class C shares.

XIV. INVESTMENT RESULTS

     The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 5.75%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

     One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

     Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual funds results may be cited or compared with the investment performance of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

     The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

APPENDIX--CERTAIN INVESTMENT PRACTICES

     This Appendix provides a brief description of certain investment techniques that the Fund may employ. For a more complete discussion of these and other practices, see "Investment Policies and Restrictions" in the Statement of Additional Information.

Options on Securities Indices

     The Fund may purchase put and call options on indices that are based on securities in which it may invest to manage cash flow and to manage its exposure to foreign and domestic stocks or stock markets instead of, or in addition to, buying and selling stock. The Fund may also purchase options in order to hedge against risks of market-wide price fluctuations.

     The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

     The Fund may purchase call options on securities indices in order to remain fully invested in a particular stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

     The Fund may sell an option it has purchased or a similar option prior to the expiration of the purchased option in order to close out its position in an option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid.

Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies

     The Fund has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency contracts to facilitate settlement of foreign securities transactions or to protect against changes in foreign currency exchange rates. The Fund might sell a foreign currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities in its portfolio or securities it intends or has contracted to sell or to preserve the U.S. dollar value of dividends, interest or other amounts it expects to receive. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged foreign currency, it could also limit any potential gain which might result from an increase in the value of the currency. Alternatively, the Fund might purchase a foreign currency or enter into a forward purchase contract for the currency to preserve the U.S. dollar price of securities it is authorized to purchase or has contracted to purchase.

     If the Fund enters into a forward contract to buy foreign currency, the Fund will be required to place cash or high grade liquid securities in a segregated account of the Fund maintained by the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract.

     The Fund may purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against exchange rate fluctuations.

Futures Contracts and Options on Futures Contracts

     To hedge against changes in securities prices, currency exchange rates or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various stock and other securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes only. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase currencies, require the Fund to segregate assets to cover such contracts and options.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Forward Foreign Currency Exchange Contracts

     Transactions involving options on securities and securities indices, futures contracts and options on futures and forward foreign currency exchange contracts involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Fund's investment adviser may cause the Fund to perform less favorably than if such positions had not been entered. The Fund will purchase and sell options that are traded only in a regulated market which is open to the public. The use of options, futures contracts and forward foreign currency exchange contracts are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. The Fund may not enter into futures contracts and options on futures contracts for speculative purposes. The percent of the Fund's assets that may be subject to futures contracts and options on such contracts entered into for bona fide hedging purposes or in forward foreign currency exchange contracts is 100%. The loss that may be incurred by the Fund in entering into future contracts and written options thereon and forward foreign currency exchange contracts is potentially unlimited. The Fund may not invest more than 5% of its total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

     The Fund's transactions in options, forward foreign currency exchange contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the Statement of Additional Information.

[Pioneer logo]

Pioneer
Gold Shares
60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR LLP



0198-4733
[copyright sign]Pioneer Funds Distributor, Inc.


SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292


SERVICE INFORMATION
If you would like information on the following, please call:
Existing and new accounts, prospectuses,
     applications and service forms and
     telephone transactions..................... 1-800-225-6292
FactFone(SM) Automated fund yields, automated prices
 and account information........................ 1-800-225-4321
Retirement plans................................ 1-800-622-0176
Toll-free fax................................... 1-800-225-4240
Telecommunications Device for the Deaf (TDD).... 1-800-225-1997
Visit our web site........................ www.pioneerfunds.com

                               PIONEER GROWTH TRUST
                           Pioneer Capital Growth Fund
                           Pioneer Equity-Income Fund
                               Pioneer Gold Shares
                                 60 State Street
                           Boston, Massachusetts 02109
                       Class A, Class B and Class C Shares


                                February 2, 1998


                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information is not a Prospectus ("Prospectus"), but should be read in conjunction with the Prospectuses for each of Pioneer Capital Growth Fund dated February 2, 1998, Pioneer Equity-Income Fund dated February 2, 1998 and Pioneer Gold Shares dated February 2, 1998. A copy of each Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to Pioneer Growth Trust (the "Trust") at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to this Statement of Additional Information and is hereby incorporated in this Statement of Additional Information by reference.


                                TABLE OF CONTENTS
                                                                      Page

 1.  Investment Policies and Restrictions..........................       2
 2.  Management of the Funds.......................................      12
 3.  Investment Adviser............................................      16
 4.  Underwriting Agreement and Distribution Plans.................      17
 5.  Shareholder Servicing/Transfer Agent..........................      20
 6.  Custodian.....................................................      20
 7.  Principal Underwriter.........................................      20
 8.  Independent Public Accountants................................      21
 9.  Portfolio Transactions........................................      21
10.  Tax Status....................................................      22
11.  Description of Shares.........................................      27
12.  Certain Liabilities...........................................      28
13.  Letter of Intent..............................................      28
14.  Systematic Withdrawal Plan....................................      29
15.  Determination of Net Asset Value..............................      29
16.  Investment Results............................................      30
17.  Financial Statements..........................................      33
     Appendix A....................................................      34
     Appendix B....................................................      56

                            -------------------------


                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
                PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO
                    PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                     ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.       INVESTMENT POLICIES AND RESTRICTIONS


         Pioneer Capital Growth Fund (the "Capital Growth Fund"), Pioneer Equity-Income Fund (the "Equity-Income Fund") and Pioneer Gold Shares ("Gold Shares") are the separate investment portfolios of the Trust (each, a "Fund" and collectively, the "Funds"). Each Fund's current prospectus (each, a "Prospectus" and collectively, the "Prospectuses") presents the investment objective and the principal investment policies of its respective Fund. Additional investment policies and a further description of some of the policies described in the Prospectuses appear below. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectuses.


         The following policies and restrictions supplement those discussed in the Prospectuses. Whenever an investment policy or restriction states a maximum percentage of a Fund's assets that may be invested in any security or presents a policy regarding quality standards, this standard or other restrictions shall be determined immediately after and as a result of a Fund's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with a Fund's investment objective and policies.

         Lending of Portfolio Securities


         Each of the Funds may lend portfolio securities to member firms of the Exchange, under agreements which would require that the loans be secured continuously by collateral in cash, cash equivalents or United States ("U.S.") Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.


         As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds will lend portfolio securities only to firms which have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 30% of the value of a Fund's total assets.

     Forward  Foreign  Currency  Transactions  for Capital  Growth Fund and Gold
Shares
         Capital Growth Fund and Gold Shares may engage in foreign currency transactions. These transactions may be conducted on a spot, i.e., cash basis, at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Capital Growth Fund and Gold Shares also have authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the Funds will invest as a hedge against possible variations in the foreign exchange rate between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Funds' transactions in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Funds, accrued in connection with the purchase and sale of their portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that Capital Growth Fund or Gold Shares will be engaged in hedging activities when adverse exchange rate movements occur. Neither Capital Growth Fund nor Gold Shares will attempt to hedge all of its foreign portfolio positions, and both Funds will enter into such transactions only to the extent, if any, deemed appropriate by the investment adviser. Neither Fund will enter into speculative forward foreign currency contracts.

         If Capital Growth Fund or Gold Shares enters into a forward contract to purchase foreign currency, each Fund will segregate cash or high grade liquid debt securities in a separate account in an amount equal to the value of the total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or securities will be placed in the accounts so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.


         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for Capital Growth Fund or Gold Shares to hedge against a devaluation that is so generally anticipated that the Funds are not able to contract to sell the currency at a price above the devaluation level they anticipate.

         The cost to Capital Growth Fund and Gold Shares of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. Capital Growth Fund and Gold Shares may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

         Options on Securities


         Capital  Growth  Fund,  Equity-Income  Fund and Gold  Shares  may write
(sell) covered call options on certain portfolio securities, but options may not be written on more than 25% of the aggregate market value of any single portfolio security (determined each time a call is sold as of the date of such sale). None of the Funds intend to write covered call options on portfolio securities with an aggregate market value exceeding 5% of the Fund's total assets in the coming year. As the writer of a call option, a Fund receives a premium less commission, and, in exchange, foregoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call written by a Fund has the option of purchasing the security from that Fund at the option price during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with a Fund's investment objectives. All call options written by a Fund are covered; a Fund may cover a call option by owning the securities subject to the option so long as the option is outstanding or using the other methods described below. In addition, a written call option may be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, covers a Fund's net exposure on its written option position. The Funds do not consider a security covered by a call option to be "pledged" as that term is used in each Funds' policy which limits the pledging or mortgaging of its assets.

         Capital Growth Fund, Equity-Income Fund and Gold Shares may purchase call options on securities for entering into a "closing purchase transaction," i.e., a purchase of a call option on the same security with the same exercise price and expiration date as a "covered" call already written by the Fund. These closing purchase transactions enable the Funds to immediately realize gains or minimize losses on their respective options positions. There is no assurance that a Fund will be able to effect such closing purchase transactions at a favorable price. If a Fund cannot enter into such a transaction it may be required to hold a security that it might otherwise have sold. A Fund's portfolio turnover may increase through the exercise of options if the market price of the underlying securities goes up and the Fund has not entered into a closing purchase transaction. The commission on purchase or sale of a call option is higher in relation to the premium than the commission in relation to the price on purchase or sale of the underlying security.


         Options on Securities Indices


         Capital Growth Fund, Equity-Income Fund and Gold Shares may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Fund's securities or securities which a Fund intends to buy. Securities index options will not be used for speculative purposes.


         The Funds may only purchase and sell options that are traded only in a regulated market which is open to the public. Currently, options on stock indices are traded only on national securities exchanges or over-the-counter ("OTC"), both in the U.S. and in foreign countries. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index in the U.S., the Nikkei in Japan or the FTSE 100 in the United Kingdom. Index options may also be based on a narrower market index such as the S&P 100 or on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

         The Funds may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Funds' respective portfolio securities. If a Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of such Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, such Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of such Fund's portfolio securities.


         Capital Growth Fund and Gold Shares may purchase call options on securities indices in order to remain fully invested in a particular foreign stock market or to lock in a favorable price on securities that it intends to buy in the future.

  If a Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of other securities indices above the exercise price. Such payments would in effect allow such Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that such Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price such Fund pays to buy additional securities for its portfolio.


         Capital Growth Fund, Equity-Income Fund and Gold Shares may each sell the securities index option it has purchased or write a similar offsetting securities index option in order to close out a position in a securities index option which it has purchased. These closing sale transactions enable the Funds to immediately realize gains or minimize losses on their respective options positions. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which would disrupt trading in options on such indices and preclude a Fund from closing out its options positions. If a Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.


         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that can not be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.


         In addition to the risks of imperfect correlation between the Funds' respective portfolios and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Funds in purchasing an option will be lost. This could occur as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.


         Futures Contracts and Options on Futures Contracts


         To hedge against changes in securities prices or currency exchange rates (for Capital Grwoth Fund and Gold Shares only), the Funds may each purchase and sell various kinds of futures contracts, and purchase and write
(sell) call and put options on any of such futures contracts. The Funds may each also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies (Capital Growth Fund and Gold Shares only) and other financial instruments and indices.


The Funds will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, the Funds can seek to offset a decline in the value of their respective current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Funds, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, Capital Growth Fund and Gold Shares can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. Capital Growth Fund and Gold Shares can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the Funds have acquired or expect to acquire.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Funds may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Capital Growth Fund and Gold Shares may sell futures contracts in a foreign currency in which their respective portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneering Management Corporation ("PMC"), there is a sufficient degree of correlation between price trends for the Funds' respective portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of their hedging strategies. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, PMC will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having that Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting that Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Funds may take a "long" position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, such Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Funds in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Funds' ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         The Funds may use options on futures contracts for bona fide hedging or non-hedging purposes as discussed below.


         Other Considerations. Capital Growth Fund, Equity-Income Fund and Gold Shares will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") to engage in such transactions without registering as commodity pool operators. The Funds are not permitted to engage in speculative futures trading. The Funds will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the respective Fund or which the respective Fund expects to purchase. Except as stated below, the Funds' futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the respective Fund owns, or futures contracts will be purchased to protect the respective Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.


         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on a Fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of that Fund's total assets. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining their qualifications as regulated investment companies for federal income tax purposes.

         Transaction costs associated with futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities or currencies, require the Funds to segregate assets to cover such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Funds may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Funds than if they had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Funds may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements impact the value of different securities in differing degrees.

         Other Policies and Risks

         With the exception of Gold Shares, it is the fundamental policy of each of the Funds not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the SEC,investments are deemed to be concentrated in a particular industry if such investments constitute 25% or more of the Fund's total assets. Gold Shares' fundamental policy allowing the concentration in the securities of companies engaged in the mining, processing or sale of gold and other precious metals presents risks which are not presented in portfolios which diversify their investments over many industries. Gold Shares will not concentrate its investment in any other industry. The Funds' policies on concentration do not apply to investments in U.S. Government Securities.


         Gold Shares may invest in the securities of foreign governments, their agencies and instrumentalities ("foreign government securities") but has no present intention to invest more than 5% of its total assets in such securities. Gold Shares will limit its investment in foreign government securities to those rated at least investment grade, i.e., Baa by Moody's Investor Service, Inc.("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's) or, if unrated, determined by PMC to be of comparable quality. See the Appendix for a description of the ratings. Investment in foreign government securities entails certain risks similar to those of investing in foreign companies as set forth in the Prospectus and the additional risk that the foreign government will repudiate its underlying obligation or alter any favorable tax treatment associated with the obligation.


         With respect to liquidity determinations generally, the Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to PMC, pursuant to guidelines reviewed by the Trustees. PMC takes into account a number of factors in reaching liquidity decisions. These factors may include but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes in the securities; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of potential purchasers; and (v) the nature of the security and how trading is effected (the time needed to sell the security, how offers are solicited and the mechanics of transfer). PMC will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Trustees.

         Warrants

         Capital Growth Fund, Equity-Income Fund and Gold Shares may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Although the Funds do not have a formal percentage limitation on such investments, it is not expected that PMC will invest more than 5% of a Fund's total assets in such securites.

         Lower Quality Debt Obligations

         Equity-Income Fund may invest up to 10% of its total assets in debt securities, including convertible securities, which are rated below investment grade by Standard & Poor's Ratings Group ("Standard & Poor's") or, if unrated by such rating organization, determined to be of comparable quality by PMC.

         Bonds rated below BBB or comparable unrated securities are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds (i.e., bonds rated BBB or better by Standard & Poor's or, if unrated by such rating organization, determined to be of comparable quality by PMC).

         The amount of junk bond  securities  outstanding  has  proliferated  in conjunction with the increase in merger and acquisition and leveraged buyout activity. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

         The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Certain proposed and recently enacted federal laws including the required divestiture by federally insured savings and loan associations of their investments in junk bonds and proposals designed to limit the use, or tax and other advantages, of junk bond securities could adversely affect the Fund's net asset value and investment practices. Such proposals could also adversely affect the secondary market for junk bond securities, the financial condition of issuers of these securities and the value of outstanding junk bond securities. The form of such proposed legislation and the possibility of such legislation being passed are uncertain.

         Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. PMC will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

         Investment Restrictions

         Fundamental Investment Restrictions. The following list presents the fundamental investment restrictions applicable to the Funds. These restrictions cannot be changed for a particular Fund unless a majority of the outstanding shares (as such vote is defined in Section 2(a)(42) of the 1940 Act) of such Fund approve the change.

         A Fund may not:

         (1) borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed);

         (2) invest in real estate or interests therein, excluding readily marketable securities of companies that invest in real estate or real estate investment trusts

         (3) invest in commodities or commodity contracts, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate swaps, caps and floors and repurchase agreements entered into in accordance with the Fund's investment policies.

         (4) purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         (5) make loans, provided that (i) the purchase of debt securities pursuant to a Fund's investment objectives shall not be deemed loans for the purposes of this restriction; (ii) loans of portfolio securities as described, from time to time, under "Lending of Portfolio Securities" shall be made only in accordance with the terms and conditions therein set forth and (iii) in seeking a return on temporarily available cash a Fund may engage in repurchase transactions as described in the Prospectus;

         (6) issue senior securities, except as permitted by restrictions nos. 1, 3 and 5 above, and, for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of fundamental restriction no. 8 below are not deemed to be senior securities.

         (7) act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities; or

         (8) guarantee the securities of any other company, or mortgage, pledge, hypothecate, assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby.

         As long as the Funds are registered in the Federal Republic of Germany, Austria or Switzerland, no Fund may without the prior approval of its shareholders:

         (i) invest in the securities of any other domestic or foreign investment company or investment fund, except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or investment fund;

         (ii) purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that a Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;

         (iii) borrow money in amounts exceeding 10% of a Fund's total assets (including the amount borrowed) taken at market value;

         (iv) pledge, mortgage or hypothecate its assets in amounts exceeding 10% of a Fund's total assets taken at market value;

         (v) purchase securities on margin or make short sales;


         (vi) redeem its securities in-kind;or

         (vii) invest in interests in oil, gas or other mineral exploration or development leases or programs.


         Further, as long as the Funds are registered in Switzerland, no Fund may without the prior approval of its shareholders:

         (a) purchase gold or silver bullion, coins or other precious metals or purchase or sell futures contracts or options on any such precious metals;

         (b) invest more than 10% of its total assets in the securities of any one issuer; provided, however, that this restriction does not apply to cash items and U.S. Government securities;

         (c) write (sell) uncovered calls or puts or any combination thereof or purchase, in an amount exceeding 5% of its assets, calls, puts, straddles, spreads or any combination thereof; or

         (d) invest more than 5% of its total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.


         Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the Trust's Board of Trustees without approval of shareholders.

         A Fund may not:

         (1) purchase securities for the purpose of controlling management of other companies;




         (2) invest in any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the total assets of the Fund, taken at market value, would be invested in such securities.

         In addition to the foregoing restrictions, at least 75% of the value of each Fund's total assets must be represented by cash and cash items, government securities, securities of other investment companies, and other securities, which, for the purpose of this calculation is limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of a Fund and to not more than 10% of the outstanding voting securities of such issuer.


         None of the Funds intend to borrow money during the coming year, and in any case would do so only as a temporary measure for extraordinary purposes or to facilitate redemptions.

2.       MANAGEMENT OF THE FUND

         The Trust's Board of Trustees provides broad supervision over the affairs of each Fund and the Trust. The officers of the Trust are responsible for each Fund's operations. The Trustees and executive officers of the Trust are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").


         JOHN F. COGAN, JR.*, Chairman of the Board, President and Trustee,
DOB: June 1926
     President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"), Pioneer Real Estate Advisors, Inc. (PREA), Pioneer Forest, Inc., Pioneer Explorer, Inc. ("PEI"), Pioneer Management (Ireland) Ltd. ("PMIL") and Closed Joint Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie
Goldfields  Limited;   Chairman  of  the  Supervisory  Board  of  Pioneer  Fonds
Marketing, GmbH ("Pioneer GmbH"), Pioneer First Polish Trust Fund Joint Stock Company, S.A. ("PFPT") and Pioneer Czech Investment Company, A.S.; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc, and Pioneer US Real Estate Fund Plc, collectively, the ("Pioneer Irish Funds"); and Partner, Hale and Dorr LLP (counsel to PGI and the Fund).

MARY K. BUSH, Trustee,  DOB:  April 1948
4201 Cathedral Ave. NW, Washington, DC  20016
         President, Bush & Co., an international financial advisory firm, since 1991; Director/Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc., Small Enterprise Assistance Fund and Wilberforce University; Advisory Board member, Washington Mutual Investors Fund, a registered investment company; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.


RICHARD H. EGDAHL, M.D., Trustee,  DOB: December 1926

Boston University Health Policy Institute, 53 Bay State Road., Boston, MA  02115

         Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee,  DOB:  May 1947
The Keep, P.O. Box 110. Little Deer Isle, ME  04650

         Founding Director, The Winthrop Group, Inc (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology, and Associate Dean, Boston University School of Management from 1989 to 1993; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.


JOHN W. KENDRICK, Trustee,  DOB:  July 1917
6363 Waterway Drive, Falls Church, VA  22044

         Professor Emeritus, George Washington University; Director, American Productivity and Quality Center; Adjunct Scholar American Enterprise Institute; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.


MARGUERITE A. PIRET, Trustee,  DOB:  May 1948
One Boston Place, Suite 2635, Boston, MA 02108

         President, Newbury, Piret & Company, Inc., (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Govenors of the Investment Company Institute; and Trustee of all of the Pioneer mutual funds.


DAVID D. TRIPPLE*, Trustee and Executive Vice President,  DOB:  February 1944

         Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, , PIntl, First Russia, Omega and Pioneer SBIC Corporation ("Pioneer SBIC"), PMIL, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Executive Vice President and Trustee of all of the Pioneer mutual funds.


STEPHEN K. WEST, Trustee,  DOB: September 1928
125 Broad Street, New York, NY  10004
         Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, Trustee,  DOB:  June 1936
One North Adgers Wharf, Charleston, SC  29401

     President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.


WILLIAM H. KEOUGH, Treasurer,  DOB:  April 1937
         Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, , PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC; and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB: August 1946

       Corporate Secretary of PGI and most of its subsidiaries; Secretary of the Pioneer mutual funds and Partner, Hale and Dorr LLP (counsel to PGI and the Fund).

ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
         Manager of Fund Accounting of PMC since May 1994; Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994; and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:   March 1964

         General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and junior partner of Hale and Dorr LLP prior to 1995.


JOHN A. CAREY, Vice President of Pioneer Equity-Income Fund,  DOB:   May 1949
         Vice President of PMC, and Pioneer Fund.

J. RODMAN WRIGHT, Vice President of Pioneer Capital Growth Fund,  DOB: January
1961
Vice President of PMC, since January 1997 and former analyst and assistant portfolio manager of the Fund; formerly an analyst and a co-portfolio manager, focusing on small capitalization securities, with another investment firm from November 1989 to July 1994.



     The Trust's Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Trust at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly owned Delaware corporation. PMC, the Trust's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.


         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                                     Investment     Principal
Fund Name                                            Adviser       Underwriter

Pioneer International Growth Fund                    PMC               PFD
Pioneer Europe Fund                                  PMC               PFD
Pioneer World Equity Fund                            PMC               PFD
Pioneer Emerging Markets Fund                        PMC               PFD
Pioneer India Fund                                   PMC               PFD
Pioneer Capital Growth Fund                          PMC               PFD
Pioneer Mid-Cap Fund                                 PMC               PFD
Pioneer Growth Shares                                PMC               PFD
Pioneer Small Company Fund                           PMC               PFD

                                                   Investment         Principal
Fund Name                                            Adviser        Underwriter

Pioneer Micro-Cap Fund                               PMC               PFD
Pioneer Gold Shares                                  PMC               PFD
Pioneer Equity-Income Fund                           PMC               PFD
Pioneer Balanced Fund                                PMC               PFD
Pioneer Fund                                         PMC               PFD
Pioneer II                                           PMC               PFD
Pioneer Real Estate Shares                           PMC               PFD
Pioneer Short-Term Income Trust                      PMC               PFD
Pioneer America Income Trust                         PMC               PFD
Pioneer Bond Fund                                    PMC               PFD
Pioneer Intermediate Tax-Free Fund                   PMC               PFD
Pioneer Tax-Free Income Fund                         PMC               PFD
Pioneer Cash Reserves Fund                           PMC               PFD
Pioneer Interest Shares                              PMC               Note 1
Pioneer Variable Contracts Trust                     PMC               Note 2

Note 1 This fund is a closed-end fund.


Note 2 This is a series of ten separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.


       To the knowledge of the Trust, no officer or Trustee of the Trust owned 5% or more of the issued and outstanding shares of PGI on the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 14% of such shares. As of the date of this Statement of Additional Information, the Trustees and Officers of the Trust owned beneficially in the aggregate less than 1% of the outstanding shares of each Fund. As of such date Merrill Lynch Pierce Fenner & Smith Inc., for the sole benefit of its customers, 4800 Deer Lake Drive East 3rd Fl, Jacksonville, FL 32246-6484 owned approximately 17.08% (6,191,356) of the outstanding Class B shares of Capital Growth Fund; Merrill Lynch Pierce Fenner & Smith Inc., for the sole benefit of its customers owned approximately 51.47% (1,552,796) of the outstanding Class C shares of Capital Growth Fund; Merrill Lynch Pierce Fenner & Smith Inc., for the sole benefit of its customers owned approximately 18.36% (102,678) of the outstanding Class C shares of Equity-Income Fund; Stephen R. Lanning TTEE of the Lanning Tire Sales 401(k)Plan, 1235 N. Lime Ave., Sarasota, FL 34237-2807 owned approximately 5.13% (28,704) of the outstanding Class C shares of Equity Income Fund; Donaldson Lufkin Jenerette Securities Corporation Inc., Box 2052, Jersey City, NJ 07303-9998 owned approximately 9.21% (91,070) of the outstanding Class B shares of Gold Shares; Merrill Lynch Pierce Fenner & Smith Inc., for the sole benefit of its customers owned approximately 20.89% (82,145) of the outstanding Class Cshares of Gold Shares.


Compensation of Officers and Trustees


         The Trust pays no salaries or compensation to any of its officers. Each Fund will pay an annual trustee's fee to each Trustee who is not affiliated with PMC, PGI, PFD or PSC consisting of two components: (a) a base fee of $500 and
(b) a variable fee, calculated on the basis of the average net assets of each Fund. In addition, each Fund will pay a per meeting fee of $100 to each Trustee who is not affiliated with PMC, PGI, PFD or PSC. The Trust will also will pay an annual committee participation fee to trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees will be allocated to the Trust on the basis of the Trust's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds will receive an annual fee equal to 10% of the aggregate annual trustee's fee, except the Committee Chair who will receive an annual trustee's fee equal to 20% of the aggregate annual trustee's fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, will receive an annual fee equal to 5% of the annual trustee's fee, except the Committee Chair who will receive an annual trustee's fee equal to 10% of the annual trustee's fee. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Trust under its management contract.


         The following table sets forth certain information with respect to the compensation of each Trustee of the Trust:


                                                                 Pension or                 Total
                                                                 Retirement         Compensation from the
                                            Aggregate         Benefits Accrued     Trust and Other Pioneer
                                          Compensation           as Part of                 Funds**

     Name of Trustee                     from the Trust*      Trust's Expenses
     --------------------------------- -------------------- ---------------------- -------------------------
     --------------------------------- -------------------- ---------------------- -------------------------

            John F. Cogan, Jr.             $ 1,500.00            0            $12,000.00

     --------------------------------- -------------------- ----------------- -------------------------
     --------------------------------- -------------------- ----------------- -------------------------

     Mary K.Bush +                         $   2,979.00         $0            $ 30,000.00

     --------------------------------- -------------------- ----------------- -------------------------
     --------------------------------- -------------------- ----------------- -------------------------

     Richard H. Egdahl, M.D.               $8,886.00             0            $62,000.00


     --------------------------------- -------------------- ----------------- -------------------------
     --------------------------------- -------------------- ----------------- -------------------------

     Margaret B.W. Graham                  $8,886.00             0            $60,000.00


     --------------------------------- -------------------- ----------------- -------------------------
     --------------------------------- -------------------- ----------------- -------------------------

     John W. Kendrick                      $8,886.00             0            $55,800.00


     --------------------------------- -------------------- ----------------- -------------------------
     --------------------------------- -------------------- ----------------- -------------------------

     Marguerite A. Piret                  $11,783.00             0            $80,000.00

     --------------------------------- -------------------- ----------------- -------------------------
     --------------------------------- -------------------- ----------------- -------------------------

     David D. Tripple                       $1,500.00            0            $12,000.00

     --------------------------------- -------------------- ----------------- -------------------------
     --------------------------------- -------------------- ----------------- -------------------------

     Stephen K. West                        $9,809.00            0            63,800.00


     --------------------------------- -------------------- ----------------- -------------------------
     --------------------------------- -------------------- ----------------- -------------------------

     John Winthrop                         $ 10,250.00            0            $69,000.00


     --------------------------------- -------------------- ----------------- -------------------------
     --------------------------------- -------------------- ----------------- -------------------------

          Total                        $64,479.00                0            $444,600.00

     --------------------------------- -------------------- ----------------- -------------------------

*        As of October 31, 1997, the Trust's fiscal year end.
**      For the calendar year ended December 31, 1997, there were 24 mutual funds in the Pioneer Family of Funds.
+        Mary K. Bush became a Trustee on June 23, 1997.


3.  INVESTMENT ADVISER

         The Trust, with respect to each Fund, has contracted with PMC, 60 State Street, Boston, Massachusetts, to act as investment adviser. A description of the services provided to each Fund under its respective management contract and the expenses paid by the Fund under such contract is set forth in each Prospectus under the caption "Management of the Fund."

         The term of each management contract is one year and is renewable annually by the vote of a majority of the Board of Trustees of the Trust (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties). The vote must be cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party upon sixty days' written notice by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities. Pursuant to each management contract, PMC will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of PMC. PMC, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the respective management contract.

         As compensation for its management services and expenses incurred, PMC is entitled to a management fee from each Fund at the rate of 0.65% per annum of a Fund's average daily net assets up to $300 million, 0.60% of the next $200 million, 0.50% of the next $500 million and 0.45% of any excess over $1 billion. The fee is normally computed and accrued daily and paid monthly.




         PMC has agreed not to impose all or a portion of its management fee as required to limit the Class A shares operating expenses of Gold Shares to 1.75% of the average net assets attributable to Class A shares; the portion of Fund-wide operating expenses attributable to Class B and Class C shares will be reduced only to the extent that they are reduced for Class A shares. This agreement is temporary and voluntary and may be revised or terminated at any time by PMC. See "Expense Information" in Gold Shares' Prospectus.

         During the fiscal years ended October 31 1997, October 31 1996, and October 31, 1995,, PMC earned management fees from the Funds, respectively, as follows: Capital Growth Fund, $11,315,631, $8,408,000, and $4,584,004;
Equity-Income  Fund,  $3,512,705,   $2,586,845,  and  $1,559,459;  Gold  Shares,
$242,889, $254,175, and $174,094.

         During the fiscal years ended October 31, 1997, October 31, 1996, and October 31, 1995 the expense limitations described above resulted in a reduction of the total management fees payable by Gold Shares, in the following amounts:



         Fiscal Year      Fiscal Year        Fiscal Year
         Ended            Ended              Ended

         October 31, 1997 October 31, 1996  October 31, 1995
         ---------------- ----------------  ----------------


         $75,447           $59,762            $139,498



4.       UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS


         The Trust, on behalf of each Fund, entered into an Underwriting Agreement with PFD. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear expenses for the distribution of the Trust's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the Trust under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Trust. PFD also pays certain expenses in connection with the distribution of the Trust's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Trust bears the cost of registering its shares under federal and state securities law and the laws of certain foreign countries. The Trust and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Trust.


         The Trust, on behalf of each Fund, has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to each Class of shares of the Funds (the "Class A Plan", "Class B Plan", and "Class C Plan", and, together, the "Plans").

         Class A Plan

         Pursuant to the Class A Plan a Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in each Prospectus. See "Distribution Plans" in each Prospectus. The expenses of each Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to Class A shares, the annual rate of .25% of a Fund's average annual net assets attributable to Class A shares.




         Class B Plan

         The Class B Plan provides that a Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to Class B shares of the Funds. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution- related services, or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSC") attributable to Class B shares. (See "Distribution Plans" in the Prospectus). When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.


         Class C Plan

         The Class C Plan provides that a Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of each Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the amount invested and additional compensation at a rate of up to 0.75% of the amount invested with respect to such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Funds. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distribution Plans" in the Prospectuses.) When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.


         General

         In accordance with the terms of the Plans, PFD provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

         No interested person of the Trust, nor any Trustee of the Trust who is not an interested person of the Trust, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by each of the Funds and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.


         The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Trust, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each Fund and their current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the respective Class of a Fund. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

During the fiscal year ended October 31, 1997, each Fund incurred total distribution fees pursuant to the Fund's Class A Plan, Class B Plan and Class C Plan, respectively, as follows: Capital Growth Fund, $3,822,188,, $6,839,473 and $462,934; Equity-Income Fund, $975,660, $1,690,659 and $81,441 and Gold Shares,
$76,721, $51,685 and $9,161. The distribution fees were paid by each Fund to PFD in reimbursement of or compensation for expenses related to servicing of shareholder accounts and to compensating dealers and sales personnel.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum of 4% of the lower of the cost or market value of the shares and Class C shares are subject to a 1% CDSC. During the fiscal year ended October 31, 1997, CDSCs, in the amount of approximately $2,079,178 for Capital Growth Fund,$320,537 for Equity-Income Fund, and $16,366 for Gold Shares, were paid to PFD in reimbursement of or compensation for expenses related to servicing of shareholders' accounts and compensation paid to dealers and sales personnel.


5.       SHAREHOLDER SERVICING/TRANSFER AGENT


         The Trust, on behalf of the Funds, has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as shareholder servicing and transfer agent for the Trust. This contract terminates if assigned and may be terminated without penalty by either party upon 90 days' written notice.


         Under the terms of its contract with the Trust, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Trust; (ii) distributing dividends and capital gains associated with Trust portfolio accounts; and (iii) maintaining account records and responding to shareholder inquiries.


         PSC receives an annual fee of $22.75 per each Class A, Class B and Class C shareholder account from each Fund as compensation for the services described above. PSC is also reimbursed by each Fund for its cash out-of-pocket expenditures. The annual fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Trust may compensate entities which have agreed to provide certain sub-accounting services, such as specific transaction processing and recordkeeping services. Any such payments by the Trust would be in lieu of the per account fee which would otherwise be paid by the Trust to PSC.


6.       CUSTODIAN


         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian (the "Custodian") of each Fund's assets. The Custodian's responsibilities include safekeeping and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments. The Custodian does not determine the investment policies of any of the Funds or decide which securities a Fund will buy or sell. Each Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.



7.       PRINCIPAL UNDERWRITER


         PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the Trust in connection with the continuous offering of the Class A, Class B and Class C shares of each Fund. During the fiscal years ended October 31, 1997, October 31, 1996, and October 31, 1995, total underwriting commissions paid to PFD in connection with the offering of Class A shares of the Trust were, respectively, approximately, $9,657,000, $14,820,000, and $13,577,000 for Capital Growth Fund; $2,177,000, $3,028,000, and $2,615,000
and for Equity-Income Fund; and $291,000, $417,000, and $232,000 for Gold Shares. Commissions reallowed to dealers during the same periods were approximately $8,381,000, $12,880,000, and $11,803,000 for Capital Growth Fund; $1,890,000, $2,630,000, and $2,368,000 for Equity-Income Fund; $252,000,
$361,000, and $200,000 for Gold Shares.

         The Trust will not generally issue Trust shares for consideration other than cash. At the Trust's sole discretion, however, it may issue Trust shares for consideration other than cash in connection with a bona fide 8.organizINDEPENDENT PUBLIC ACCOUNTANTSher acquisition of portfolio securities.

         Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, are the Trust's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.



9.       PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by PMC pursuant to authority contained in the Fund's management contract. In selecting brokers or dealers, PMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.


         PMC may select broker-dealers which provide brokerage and/or research services to the Funds and/or other investment companies or other accounts managed by PMC. In addition, if PMC determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, a Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Funds and other investment companies or accounts managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided.

         The research received from broker-dealers may be useful to PMC in rendering investment management services to the Trust as well as other investment companies or other accounts managed by PMC, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Trust. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.


         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

         The   Trustees   periodically   review   PMC's   performance   of   its
responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

         In addition to the Trust, PMC acts as investment adviser or subadviser to other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Funds. Securities frequently meet the investment objectives of the Funds, such other funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

         It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Funds, another Pioneer mutual fund or a private account managed by PMC may not be able to acquire as large a position in such security as it desires, it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one Fund or account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.


         During the fiscal years ended October 31, 1997, October 31, 1996, and October 31, 1995 each Fund paid aggregate brokerage and underwriting commissions, respectively, as follows: Capital Growth Fund, $5,429,305, $3,019,251, and $2,490,466,; Equity-Income Fund, $255,969, $600,706, and
$188,346,;  and Gold  Shares,  $55,640,  $56,065,  and $15,970.  Differences  in
brokerage commissions reflected above were due to increased or decreased portfolio activity and changes in net assets as a result of shareholder transactions throughout the respective periods.


10.      TAX STATUS
         Each Fund is treated as a separate entity for federal income tax purposes. It is each Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of a Fund's income, the diversification of its assets and the distribution of its income to shareholders. If a Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.

         In order to qualify as a regulated investment company under Subchapter M, a Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), and satisfy certain annual distribution and quarterly diversification requirements. Gold Shares' holdings of and transactions in bullion, coins, and other metals will have to be limited in order to satisfy the 90% income test and the diversification requirements.


         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are taxable to a Fund's shareholders as capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the 1997 TRA that (subject to possible modification by future "technical corrections" legislation) enable the Fund to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA. The Fund will provide appropriate information to its shareholders about its distributions, including the tax rate(s) applicable to its distributions from its long-term capital gains, in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances


         Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.


         Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options or futures contracts with respect to stock or securities) may need to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         If a Fund acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock such as inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the electing Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. A Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.


         If a Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


         Equity-Income Fund may invest in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Equity-Income Fund. Tax rules are not entirely clear about issues such as when Equity-Income Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Equity-Income Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its qualification as a regulated investment company and does not become subject to federal income or excise tax.

         For federal income tax purposes, each Fund is permitted to carry forward a net capital loss for any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders. As of the end of its most recent taxable year, Gold Shares had a capital loss carryforward of $942,992 which will expire in 2005 if not used; Capital Growth Fund and Equity-Income Fund had no capital loss carryforwards

         At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

         Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions under the new rate structure enacted in the 1997 TRA. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the Fund at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

         Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by a Fund. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and may accordingly produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a Fund's income and losses and hence of its distributions to shareholders.

         For purposes of the 70% dividends-received deduction generally available to corporations under the Code, dividends received by a Fund from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

         A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments, if any, in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Neither Capital Growth Fund nor Equity -Income Fund expects to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the applicable Fund, with the result that shareholders of these Funds will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns. If more than 50% of total assets of Gold Shares at the close of any taxable year consists of stock or securities of foreign corporations, that Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends and distributions they actually received), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction or credit for such taxes, subject to a holding period requirement added by the 1997 TRA and other limitations under the Code.

         Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If Gold Shares makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by that Fund (not in excess of the Tax actually owed by the Fund) in computing their income subject to U.S. federal income taxation or, alternatively, use them as foreign tax credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above.


         If Gold Shares makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. If the Fund does not make the election, it may deduct such taxes in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         Federal law requires that each Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         If, as anticipated, each Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

         The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from such Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

11.      DESCRIPTION OF SHARES


         The Trust's Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. In addition to the three Funds, the Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of each of the Trust's three Funds, Class A, Class B and Class C shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of that Fund allocable to that class. Upon liquidation of the Trust, shareholders of each class of a Fund are entitled to share pro rata in that Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


         The shares of each Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all Funds vote together as a class on matters that affect all of the Funds in substantially the same manner. As to matters affecting a single Fund or class, shares of such Fund or class will vote separately.

         Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The Trust's Declaration of Trust provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee at any special meeting of shareholders. Special meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least one-tenth of the outstanding shares. Whenever ten or more shareholders, meeting the qualifications set forth in Section 16(c) of the 1940 Act, seek the opportunity of furnishing materials to the other shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of Section 16(c) with respect to providing such shareholders access to the list of the shareholders of record of the Trust or the mailing of such materials to such shareholders of record. No amendment that adversely affects the rights of shareholders may be made to the Trust's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Trust, except as stated below. See "Certain Liabilities."

12.      CERTAIN LIABILITIES

         As a Massachusetts business trust, the Trust's operations are governed by its Declaration of Trust dated December 7, 1993, a copy of which is on file with the office of the Secretary of State of The Commonwealth of Massachusetts. Theoretically, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust or any series of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Trust itself will be unable to meet its obligations. In light of the nature of the Trust's business and the nature and amount of its assets, the possibility of the Trust's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.

         The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


13.      LETTER OF INTENT (Class A only)


         A Letter of Intent ("LOI") may be established by completing the LOI section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess. See "How to Purchase Fund Shares - Letter of Intent" in the Prospectus for more information.

14.      SYSTEMATIC WITHDRAWAL PLAN


         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of any Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of a Fund having a total value of not less than $10,000. Periodic payments of $50 or more will be deposited monthly or quarterly directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant . Designation of another person to receive the payments subsequent to opening an account must be accompanied by a signature guarantee. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is implemented.


         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.


         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the Plan account. Redemptions are potentially taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.


15.      DETERMINATION OF NET ASSET VALUE


         The net asset value per share of each class of each Fund is determined as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of each Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. A Fund is not required to determine its net asset value per share on any day in which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption.

         The net asset value per share of each class of each Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a Fund are accrued daily.


         Securities that have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (excluding those whose trading has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

         Each Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge.



16.      INVESTMENT RESULTS

         Quotations, Comparisons, and General Information


         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of each Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of a Fund's classes may be compared to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; Standard & Poor's 500 Stock Index ( the "S&P 500"), an index of unmanaged groups of common stock; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange; or the Russell U.S. Equity Indexes or the Wilshire Total Market Value Index, which are recognized unmanaged indexes of broad based common stocks.


         In addition, the performance of the classes of a Fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, and Worth may also be cited (if a Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.


         In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature, or in reports to shareholders of a Fund.


         In addition to any of the foregoing performance listings and rankings, performance of Gold Shares' classes may be measured against such indices as the London Gold Prices, the Toronto Gold Index, the Australian Gold Index and the Financial Times Gold Mining Shares Index. Gold Shares may also present historical information on the production and usage of gold.

         The Funds may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of a Fund since such Fund's inception.

         In presenting investment results, each Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

         One of the primary methods used to measure the performance of a class of a Fund is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of such Fund, over any period up to the lifetime of that class of such Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.


         Each of the Funds' average annual total return quotations for each of its classes as that information may appear in each Fund's Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.


         Standardized Average Annual Total Return Quotations

         Average annual total return quotations for Class A, Class B, and Class C shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in that class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                            P(1+T)n  =  ERV

         Where:
   P = a hypothetical initial payment of $1,000, less the maximum sales load of $57.50 for Class A shares or the deduction of any CDSC applicable to Class B or Class C shares at the end of the period

   T                 =       average annual total return

   n                 =       number of years

   ERV               =       ending redeemable value of the hypothetical $1000
                             initial payment made at the beginning of the designated period (or fractional portion thereof)

         For purposes of the above computation, it is assumed that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class's mean account size.

The total returns for Class A, Class B, and Class C shares of the Funds as of October 31, 1997, are as follows:



                                    One              Five              Life-of-
Class A Shares                      Year             Years               Fund


Capital Growth Fund                 15.62%        20.46%         16.85%
Equity-Income Fund                  22.92%        15.44%         15.18%
Gold Shares                         (29.57)%       1.80%         (2.42)%


                                    One                                Life-of-
Class B Shares                      Year                                Fund


Capital Growth Fund                  17.70%                             18.44%
Equity-Income Fund                   25.35%                             18.47%
Gold Shares                         (28.70)%                            (9.35))%


                                    One                              Life-of-
Class C Shares                      Year                              Fund


Capital Growth Fund                 21.74                               14.75%
Equity-Income Fund                  29.32                               19.32%
Gold Shares                        (25.64)                            (21.56)%




         During the five year and life-of-Fund periods, PMC temporarily agreed to limit the operating expenses of the Fund's Class A shares as described in "Investment Adviser." During the one-year period, the same arrangement was in effect for Gold Shares. Had PMC not made such an arrangement, the total returns for the periods noted would have been lower.


         Automated Information Line (FactFoneSM)

         FactFoneSM,   Pioneer's  24-hour  automated  information  line,  allows
shareholders   to  dial   toll-free   1-800-225-4321   and  hear  recorded  fund
information, including:

o        net asset value prices for all Pioneer mutual funds;

o        annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o        dividends and capital gains distributions on all Pioneer mutual funds.


         Yields  are  calculated  in  accordance  with  SEC  mandated   standard
formulas.

     In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.

         All performance numbers communicated through FactFoneSM represent past performance, and figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.






17.      FINANCIAL STATEMENTS


         The Trust's Annual Report dated October 31, 1997, (filed electronically on December 24, 1997 file no. 33-34801; accession number 0000863334-97-000018,
0000863334-97-000019, and 0000863334-97-000020 is incorporated by reference into and attached to this Statement of Additional Information in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing. A copy of each Fund's Annual Report may be obtained without charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Trust at 60 State Street, Boston, Massachusetts 02109.

                                   APPENDIX A


                          DESCRIPTION OF BOND RATINGS1 [superscript]


                        MOODY'S INVESTORS SERVICE, INC.2 [superscript]


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat bigger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

---------------------------------------------

1 [superscript] THE RATINGS INDICATED HEREIN ARE BELIEVED TO BE THE MOST
RECENT RATINGS AVAILABLE AT THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION FOR THE SECURITIES LISTED. RATINGS ARE GENERALLY GIVEN TO SECURITIES AT THE TIME OF ISSUANCE. WHILE THE RATING AGENCIES MAY FROM TIME TO TIME REVISE SUCH RATINGS, THEY UNDERTAKE NO OBLIGATION TO DO SO, AND THE RATINGS INDICATED DO NOT NECESSARILY REPRESENT RATINGS WHICH WILL BE GIVEN TO THESE SECURITIES ON THE DATE OF THE FUND'S FISCAL YEAR-END.


2 [superscript] RATES BONDS OF ISSUERS WHICH HAVE $600,000 OR MORE OF DEBT, EXCEPT BONDS OF EDUCATIONAL INSTITUTIONS, PROJECTS UNDER CONSTRUCTION, ENTERPRISES WITHOUT ESTABLISHED EARNINGS RECORDS AND SITUATIONS WHERE CURRENT FINANCIAL DATA IS UNAVAILABLE.

                        STANDARD & POOR'S RATINGS GROUP3 [superscript]

AAA: Bonds rated AAA are highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

-------------------------------------------------
3 [superscript] RATES ALL GOVERNMENTAL BODIES HAVING $1,000,000 OR MORE OF DEBT OUTSTANDING, UNLESS ADEQUATE INFORMATION IS NOT AVAILABLE.





                                    Pioneer Capital Growth Fund
                                              Class A

       Date   Initial        Offering            Sales Charge         Shares        Net Asset    Initial
              Investment       Price                                  Purchased       Value     Net Asset
                                                   Included                         Per Share     Value
      7/25/90   $10,000       $11.14                5.75%               897.666      $10.50      $9,425


                                         Dividends and Capital Gains Reinvested

                                         Value of Shares

       Date       From       From Cap.          From Dividends        Total Value
               Investment      Gains
                            Reinvested            Reinvested
      12/31/90   $7,693         $0                    $0                 $7,693
      12/31/91  $10,198        $306                  $38                $10,542
      12/31/92  $12,541       $1,013                 $47                $13,601
      12/31/93  $13,124       $2,699                 $49                $15,872
      12/31/94  $14,210       $3,963                 $53                $18,226
      12/31/95  $16,787       $6,874                 $166               $23,827
      12/31/96  $17,881       $8,464                 $260               $26,605


      12/31/97 $18,841        $11,991                $416              $31,248





                                         Pioneer Capital Growth Fund
                                                  Class B

       Date   Initial        Offering           Sales Charge        Shares         Net Asset     Initial
              Investment       Price                                Purchased        Value      Net Asset
                                                  Included                         Per Share      Value
      4/4/94    $10,000       $14.94               4.00%               669.344       $14.94      $10,000


                                         Dividends and Capital Gains Reinvested

                                         Value of Shares

       Date       From       From Cap.         From Dividends     CDSC if         Total Value     CDSC %
               Investment      Gains
                            Reinvested           Reinvested      Redeemed
      12/31/94  $10,542        $ 641                 $0               $400               $11,183       4.00
      12/31/95  $12,396       $2,107                $11               $400               $14,114       4.00
      12/31/96  $13,132       $2,934                $12               $300               $15,778       3.00


      12/31/97  $13,768       $4,960                $13               $300               $18,441       3.00





                                         Pioneer Capital Growth Fund
                                               Class C


       Date   Initial        Offering           Sales Charge        Shares         Net Asset     Initial
              Investment       Price                                Purchased        Value      Net Asset
                                                  Included                         Per Share      Value
      1/31/96   $10,000       $18.69               1.00%               535.045       $18.69      $10,000



                                         Dividends and Capital Gains Reinvested

                                         Value of Shares

       Date       From       From Cap.         From Dividends        CDSC if                    Total Value        CDSC %
               Investment      Gains                                 Redeemed
                            Reinvested           Reinvested

      12/31/96  $10,482        $479                 $22                  $100                    $10,883           1.00%


      12/31/97 $10,979        $1,791                $23                    $0                    $12,793           0.00%







                                            Pioneer Equity-Income Fund
                                                    Class A

       Date   Initial        Offering Price    Sales Charge     Shares           Net Asset    Initial Net
              Investment                                        Purchased          Value         Asset
                                                 Included                        Per Share       Value
      7/25/90    $10,000         $12.83            5.75%           779.423        $12.09        $9,425


                                            Dividends and Capital Gains Reinvested

                                            Value of Shares

       Date   From             From Cap.      From Dividends     Total Value
              Investment         Gains
                               Reinvested       Reinvested
      12/31/90    $8,612           $0              $242             $8,854
      12/31/91   $10,187          $191             $818            $11,196
      12/31/92   $11,777          $311            $1,443           $13,531
      12/31/93   $12,713          $547            $2,022           $15,282
      12/31/94   $11,816          $896            $2,373           $15,085
      12/31/95   $15,035         $1,287           $3,597           $19,919
      12/31/96   $15,776         $2,376           $4,315           $22,467


      12/31/97   $20,258         $3,889           $6,158           $30,305






                                          Pioneer Equity-Income Fund
                                                  Class B

       Date   Initial         Offering          Sales Charge       Shares         Net Asset   Initial Net
              Investment        Price                              Purchased        Value        Asset
                                                  Included                        Per Share      Value
      4/4/94     $10,000       $15.46              4.00%              646.831       $15.46      $10,000


                                          Dividends and Capital Gains Reinvested

                                          Value of Shares

       Date   From            From Cap.        From Dividends         CDSC                    Total Value      CDSC %
              Investment        Gains                                 if Redeemed
                             Reinvested          Reinvested
      12/31/94   $9,793         $264                $230                $392                       $9,895         4.00
      12/31/95   $12,426        $435                $621                $400                      $13,082         4.00
      12/31/96   $13,034       $1,150               $913                $300                      $14,797         3.00


      12/31/97   $16,720      $2,038                $1,445              $300                      $19,903         3.00




                                          Pioneer Equity-Income Fund
                                                  Class C


       Date   Initial         Offering          Sales Charge       Shares         Net Asset   Initial Net
              Investment        Price                              Purchased        Value        Asset
                                                  Included                        Per Share      Value
      1/31/96    $10,000       $19.49              1.00%              513.084       $19.49      $10,000



                                          Dividends and Capital Gains Reinvested

                                          Value of Shares

       Date   From            From Cap.        From Dividends        CDSC                     Total Value      CDSC%
              Investment        Gains                                 if Redeemed
                             Reinvested          Reinvested

      12/31/96  $10,328           $507             $192                   $100                $10,927         1.00


      12/31/97  $13,248         $1,062             $445                     $0                 $14,755         0.00





                                          Pioneer Gold Shares
                                                Class A

       Date   Initial         Offering          Sales Charge          Shares      Net Asset   Initial Net
              Investment        Price                                Purchased      Value        Asset
                                                  Included                        Per Share      Value
      7/25/90    $10,000        $7.00              5.75%             1428.571       $6.60        $9,425

                                          Dividends and Capital Gains Reinvested


                                          Value of Shares

       Date   From            From Cap         From Dividends       Total Value
              Investment        Gains
                             Reinvested          Reinvested
      12/31/90   $7,900          $0                  $0               $7,900
      12/31/91   $7,443          $0                 $22               $7,465
      12/31/92   $6,843          $0                 $20               $6,863
      12/31/93   $11,686         $0                 $34               $11,720
      12/31/94   $10,315         $0                 $30               $10,345
      12/31/95   $10,572         $0                 $31               $10,603
      12/31/96   $10,701         $128               $31               $10,860


      12/31/97   $6,700          $80                $20               $6,800







                                          Pioneer Gold Shares
                                                    Class B

       Date   Initial         Offering          Sales Charge          Shares      Net Asset   Initial Net
              Investment        Price                                Purchased      Value        Asset
                                                  Included                        Per Share      Value
      4/4/94     $10,000        $7.83              4.00%             1277.139       $7.83       $10,000

                                          Dividends and Capital Gains Reinvested


                                          Value of Shares

       Date   From            From Cap         From Dividends        CDSC                    Total Value      CDSC %
              Investment        Gains                                 if Redeemed
                             Reinvested          Reinvested

      12/31/94   $9,157          $0                  $0                 $366                   $8,791         4.00
      12/31/95   $9,336          $0                  $0                 $373                   $8,963         4.00
      12/31/96   $9,349          $114                $0                 $280                   $9,182         3.00


      12/31/97  $5,811          $ 71                 $0               $174                       $5,708         3.00






                                        Pioneer Gold Shares
                                             Class C


       Date   Initial         Offering          Sales Charge          Shares      Net Asset   Initial Net
              Investment        Price                                Purchased      Value        Asset
                                                  Included                        Per Share      Value
      1/31/96    $10,000        $8.70              1.00%             1,149.425      $8.70       $10,000


                                          Dividends and Capital Gains Reinvested


                                          Value of Shares

       Date   From            From Cap         From Dividends         CDSC                    Total Value        CDSC %
              Investment        Gains
                             Reinvested          Reinvested           if Redeemed

     12/31/96    $8,413         $103                 $0                  $84                      $8,432           1.00


     12/31/97    $5,218         $ 64                 $0                   $0                     $5,282            0.00




                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS



The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the Fund, do not reflect past performance and do not guarantee future results.


S&P 500

This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.


DOW JONES INDUSTRIAL AVERAGE

This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange
(NYSE).


U.S. SMALL STOCK INDEX

This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.


U.S. INFLATION
THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.


S&P/BARRA INDEXES
The S&P/BARRA GROWTH AND VALUE INDEXES are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The GROWTH INDEX contains stocks with higher price-to-book ratios, and the VALUE INDEX contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS



MERRILL LYNCH MICRO-CAP INDEX
The MERRILL LYNCH MICRO-CAP INDEX represents the performance of 2,148 stocks ranging in market capitalization from $5 million to $60 million. Index returns are calculated monthly.


LONG-TERM U.S. GOVERNMENT BONDS

The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.


INTERMEDIATE-TERM U.S. GOVERNMENT BONDS

Total returns of intermediate-term government bonds after 1977 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1976 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI")
MSCI's indices are based on the share prices of approximately 1,700 companies listed on stock exchanges in the 22 countries that make up the MSCI World Index. MSCI's emerging market indices are comprised of approximately 1000 stocks from 26 countries.

Countries in the MSCI EAFE INDEX are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Countries in the MSCI EMERGING MARKETS FREE INDEX are: Argentina, Brazil, Canada, Chile, China, Czech Republic, Colombia, Greece, Hong Kong, Hungary, Indonesia, Jordan, Korea (at 50%),

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


Malaysia, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan (at 50%), Thailand Free, Turkey and Venezuela Free.

6-MONTH CDS

Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS

Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30-DAY) TREASURY BILLS
For the U.S. TREASURY BILL INDEX, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS ("NAREIT")EQUITY REIT INDEX All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES
The RUSSELL 3000AE INDEX (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $2.8 billion. The RUSSELL 2500TM INDEX measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $733.4 million, and the largest company in the index has an approximate market capitalization of $2.9 billion. The RUSSELL 2000AE INDEX measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.1 billion. The RUSSELL 1000AE INDEX (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $7.6 billion. The smallest company in the index has an approximate market capitalization of $1.1 billion. The RUSSELL MIDCAPTM INDEX measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $8.0 billion.

The Russell indexes are reconstituted annually as of June 1, based on May 31 market capitalization rankings.


WILSHIRE REAL ESTATE SECURITIES INDEX

The WILSHIRE REAL ESTATE SECURITIES INDEX is a market capitalization weighted index of 120 publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships.

The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous. The companies in the index are 91.33% equity and hybrid REITs and 8.33% REOCs.


STANDARD & POOR'S MIDCAP 400 INDEX

The S&P 400 is a market-value-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.


LIPPER BALANCED FUNDS INDEX

This index represents equally weighted performance, adjusted for capital gains distributions and income dividends, of approximately 30 of the largest funds with a primary objective of conserving

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.


BANK SAVINGS ACCOUNT

Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Sources: Ibbotson Associates, Towers Data Systems, Lipper Analytical Services, Inc. and PGI


--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                      PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                               DOW                                        S&P/          S&P/

                 S&P          JONES        U.S. SMALL                    BARRA          BARRA        MERRILL LYNCH
                 500        INDUSTRIAL        STOCK         U.S.          500            500           MICRO-CAP
                             AVERAGE          INDEX       INFLATION      GROWTH         VALUE            INDEX

--------------------------------------------------------------------------------------------------------------------------

Dec 1925         N/A           N/A             N/A           N/A          N/A            N/A              N/A
Dec 1926        11.62          N/A            0.28          -1.49         N/A            N/A              N/A
Dec 1927        37.49          N/A            22.10         -2.08         N/A            N/A              N/A
Dec 1928        43.61         55.38           39.69         -0.97         N/A            N/A              N/A
Dec 1929        -8.42         -13.64         -51.36         0.20          N/A            N/A              N/A
Dec 1930        -24.90        -30.22         -38.15         -6.03         N/A            N/A              N/A
Dec 1931        -43.34        -49.02         -49.75         -9.52         N/A            N/A              N/A
Dec 1932        -8.19         -16.88          -5.39        -10.30         N/A            N/A              N/A
Dec 1933        53.99         73.72          142.87         0.51          N/A            N/A              N/A
Dec 1934        -1.44          8.08           24.22         2.03          N/A            N/A              N/A
Dec 1935        47.67         43.77           40.19         2.99          N/A            N/A              N/A
Dec 1936        33.92         30.23           64.80         1.21          N/A            N/A              N/A
Dec 1937        -35.03        -28.88         -58.01         3.10          N/A            N/A              N/A
Dec 1938        31.12         33.16           32.80         -2.78         N/A            N/A              N/A
Dec 1939        -0.41          1.31           0.35          -0.48         N/A            N/A              N/A
Dec 1940        -9.78         -7.96           -5.16         0.96          N/A            N/A              N/A
Dec 1941        -11.59        -9.88           -9.00         9.72          N/A            N/A              N/A
Dec 1942        20.34         14.13           44.51         9.29          N/A            N/A              N/A
Dec 1943        25.90         19.06           88.37         3.16          N/A            N/A              N/A
Dec 1944        19.75         17.19           53.72         2.11          N/A            N/A              N/A
Dec 1945        36.44         31.60           73.61         2.25          N/A            N/A              N/A
Dec 1946        -8.07         -4.40          -11.63         18.16         N/A            N/A              N/A
Dec 1947         5.71          7.61           0.92          9.01          N/A            N/A              N/A
Dec 1948         5.50          4.27           -2.11         2.71          N/A            N/A              N/A
Dec 1949        18.79         20.92           19.75         -1.80         N/A            N/A              N/A
Dec 1950        31.71         26.40           38.75         5.79          N/A            N/A              N/A
Dec 1951        24.02         21.77           7.80          5.87          N/A            N/A              N/A
Dec 1952        18.37         14.58           3.03          0.88          N/A            N/A              N/A
Dec 1953        -0.99          2.02           -6.49         0.62          N/A            N/A              N/A
Dec 1954        52.62         51.25           60.58         -0.50         N/A            N/A              N/A
Dec 1955        31.56         26.58           20.44         0.37          N/A            N/A              N/A
Dec 1956         6.56          7.10           4.28          2.86          N/A            N/A              N/A
Dec 1957        -10.78        -8.63          -14.57         3.02          N/A            N/A              N/A
Dec 1958        43.36         39.31           64.89         1.76          N/A            N/A              N/A
Dec 1959        11.96         20.21           16.40         1.50          N/A            N/A              N/A
Dec 1960         0.47         -6.14           -3.29         1.48          N/A            N/A              N/A
Dec 1961        26.89         22.60           32.09         0.67          N/A            N/A              N/A
Dec 1962        -8.73         -7.43          -11.90         1.22          N/A            N/A              N/A
Dec 1963        22.80         20.83           23.57         1.65          N/A            N/A              N/A


--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                      PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                               DOW                                        S&P/          S&P/

                 S&P          JONES        U.S. SMALL                  BARRA 500        BARRA        MERRILL LYNCH
                 500        INDUSTRIAL        STOCK         U.S.         GROWTH          500           MICRO-CAP
                             AVERAGE          INDEX       INFLATION                     VALUE            INDEX

--------------------------------------------------------------------------------------------------------------------------

Dec 1964        16.48         18.85           23.52         1.19          N/A            N/A              N/A
Dec 1965        12.45         14.39           41.75         1.92          N/A            N/A              N/A
Dec 1966        -10.06        -15.78          -7.01         3.35          N/A            N/A              N/A
Dec 1967        23.98         19.16           83.57         3.04          N/A            N/A              N/A
Dec 1968        11.06          7.93           35.97         4.72          N/A            N/A              N/A
Dec 1969        -8.50         -11.78         -25.05         6.11          N/A            N/A              N/A
Dec 1970         4.01          9.21          -17.43         5.49          N/A            N/A              N/A
Dec 1971        14.31          9.83           16.50         3.36          N/A            N/A              N/A
Dec 1972        18.98         18.48           4.43          3.41          N/A            N/A              N/A
Dec 1973        -14.66        -13.28         -30.90         8.80          N/A            N/A              N/A
Dec 1974        -26.47        -23.58         -19.95         12.20         N/A            N/A              N/A
Dec 1975        37.20         44.75           52.82         7.01         31.72          43.38             N/A
Dec 1976        23.84         22.82           57.38         4.81         13.84          34.93             N/A
Dec 1977        -7.18         -12.84          25.38         6.77         -11.82         -2.57             N/A
Dec 1978         6.56          2.79           23.46         9.03          6.78          6.16             27.76
Dec 1979        18.44         10.55           43.46         13.31        15.72          21.16            43.18
Dec 1980        32.42         22.17           39.88         12.40        39.40          23.59            32.32
Dec 1981        -4.91         -3.57           13.88         8.94         -9.81          0.02              9.18
Dec 1982        21.41         27.11           28.01         3.87         22.03          21.04            33.62
Dec 1983        22.51         25.97           39.67         3.80         16.24          28.89            42.44
Dec 1984         6.27          1.31           -6.67         3.95          2.33          10.52            -14.97
Dec 1985        32.16         33.55           24.66         3.77         33.31          29.68            22.89
Dec 1986        18.47         27.10           6.85          1.13         14.50          21.67             3.45
Dec 1987         5.23          5.48           -9.30         4.41          6.50          3.68             -13.84
Dec 1988        16.81         16.14           22.87         4.42         11.95          21.67            22.76
Dec 1989        31.49         32.19           10.18         4.65         36.40          26.13             8.06
Dec 1990        -3.17         -0.56          -21.56         6.11          0.20          -6.85            -29.55
Dec 1991        30.55         24.19           44.63         3.06         38.37          22.56            57.44
Dec 1992         7.67          7.41           23.35         2.90          5.07          10.53            36.62
Dec 1993         9.99         16.94           20.98         2.75          1.68          18.60            31.32
Dec 1994         1.31          5.06           3.11          2.67          3.13          -0.64             1.81
Dec 1995        37.43         36.84           34.46         2.54         38.13          36.99            30.70
Dec 1996        23.07         28.84           17.62         3.32         23.96          21.99            13.88
Dec 1997        33.36         24.88           22.78         1.92         36.52          29.98            24.61


------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                      PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                  LONG-       INTERMEDIATE-      MSCI                      LONG-
                  TERM          TERM U.S.        EAFE         6-         TERM U.S.          U.S.
               U.S. GOV'T      GOVERNMENT       (Net of      MONTH       CORPORATE         T-BILL
                  BONDS           BONDS         Taxes)        CDS          BONDS          (30-Day)

------------------------------------------------------------------------------------------------------

Dec 1925           N/A             N/A            N/A         N/A           N/A             N/A
Dec 1926          7.77            5.38            N/A         N/A           7.37            3.27
Dec 1927          8.93            4.52            N/A         N/A           7.44            3.12
Dec 1928          0.10            0.92            N/A         N/A           2.84            3.56
Dec 1929          3.42            6.01            N/A         N/A           3.27            4.75
Dec 1930          4.66            6.72            N/A         N/A           7.98            2.41
Dec 1931          -5.31           -2.32           N/A         N/A          -1.85            1.07
Dec 1932          16.84           8.81            N/A         N/A          10.82            0.96
Dec 1933          -0.07           1.83            N/A         N/A          10.38            0.30
Dec 1934          10.03           9.00            N/A         N/A          13.84            0.16
Dec 1935          4.98            7.01            N/A         N/A           9.61            0.17
Dec 1936          7.52            3.06            N/A         N/A           6.74            0.18
Dec 1937          0.23            1.56            N/A         N/A           2.75            0.31
Dec 1938          5.53            6.23            N/A         N/A           6.13           -0.02
Dec 1939          5.94            4.52            N/A         N/A           3.97            0.02
Dec 1940          6.09            2.96            N/A         N/A           3.39            0.00
Dec 1941          0.93            0.50            N/A         N/A           2.73            0.06
Dec 1942          3.22            1.94            N/A         N/A           2.60            0.27
Dec 1943          2.08            2.81            N/A         N/A           2.83            0.35
Dec 1944          2.81            1.80            N/A         N/A           4.73            0.33
Dec 1945          10.73           2.22            N/A         N/A           4.08            0.33
Dec 1946          -0.10           1.00            N/A         N/A           1.72            0.35
Dec 1947          -2.62           0.91            N/A         N/A          -2.34            0.50
Dec 1948          3.40            1.85            N/A         N/A           4.14            0.81
Dec 1949          6.45            2.32            N/A         N/A           3.31            1.10
Dec 1950          0.06            0.70            N/A         N/A           2.12            1.20
Dec 1951          -3.93           0.36            N/A         N/A          -2.69            1.49
Dec 1952          1.16            1.63            N/A         N/A           3.52            1.66
Dec 1953          3.64            3.23            N/A         N/A           3.41            1.82
Dec 1954          7.19            2.68            N/A         N/A           5.39            0.86
Dec 1955          -1.29           -0.65           N/A         N/A           0.48            1.57
Dec 1956          -5.59           -0.42           N/A         N/A          -6.81            2.46
Dec 1957          7.46            7.84            N/A         N/A           8.71            3.14
Dec 1958          -6.09           -1.29           N/A         N/A          -2.22            1.54
Dec 1959          -2.26           -0.39           N/A         N/A          -0.97            2.95
Dec 1960          13.78           11.76           N/A         N/A           9.07            2.66



------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                      PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                  LONG-       INTERMEDIATE-      MSCI                      LONG-
                  TERM          TERM U.S.        EAFE         6-         TERM U.S.          U.S.
               U.S. GOV'T      GOVERNMENT       (Net of      MONTH       CORPORATE         T-BILL
                  BONDS           BONDS         Taxes)        CDS          BONDS          (30-Day)

------------------------------------------------------------------------------------------------------

Dec 1961          0.97            1.85            N/A         N/A           4.82            2.13
Dec 1962          6.89            5.56            N/A         N/A           7.95            2.73
Dec 1963          1.21            1.64            N/A         N/A           2.19            3.12
Dec 1964          3.51            4.04            N/A        4.17           4.77            3.54
Dec 1965          0.71            1.02            N/A        4.68          -0.46            3.93
Dec 1966          3.65            4.69            N/A        5.76           0.20            4.76
Dec 1967          -9.18           1.01            N/A        5.47          -4.95            4.21
Dec 1968          -0.26           4.54            N/A        6.45           2.57            5.21
Dec 1969          -5.07           -0.74           N/A        8.70          -8.09            6.58
Dec 1970          12.11           16.86         -11.66       7.06          18.37            6.52
Dec 1971          13.23           8.72           29.59       5.36          11.01            4.39
Dec 1972          5.69            5.16           36.35       5.39           7.26            3.84
Dec 1973          -1.11           4.61          -14.92       8.60           1.14            6.93
Dec 1974          4.35            5.69          -23.16       10.20         -3.06            8.00
Dec 1975          9.20            7.83           35.39       6.51          14.64            5.80
Dec 1976          16.75           12.87          2.54        5.22          18.65            5.08
Dec 1977          -0.69           1.41           18.06       6.11           1.71            5.12
Dec 1978          -1.18           3.49           32.62       10.21         -0.07            7.18
Dec 1979          -1.23           4.09           4.75        11.90         -4.18           10.38
Dec 1980          -3.95           3.91           22.58       12.33         -2.76           11.24
Dec 1981          1.86            9.45           -2.28       15.50         -1.24           14.71
Dec 1982          40.36           29.10          -1.86       12.18         42.56           10.54
Dec 1983          0.65            7.41           23.69       9.65           6.26            8.80
Dec 1984          15.48           14.02          7.38        10.65         16.86            9.85
Dec 1985          30.97           20.33          56.16       7.82          30.09            7.72
Dec 1986          24.53           15.14          69.44       6.30          19.85            6.16
Dec 1987          -2.71           2.90           24.63       6.59          -0.27            5.47
Dec 1988          9.67            6.10           28.27       8.15          10.70            6.35
Dec 1989          18.11           13.29          10.54       8.27          16.23            8.37
Dec 1990          6.18            9.73          -23.45       7.85           6.78            7.81
Dec 1991          19.30           15.46          12.13       4.95          19.89            5.60
Dec 1992          8.05            7.19          -12.17       3.27           9.39            3.51
Dec 1993          18.24           11.24          32.56       2.88          13.19            2.90
Dec 1994          -7.77           -5.14          7.78        5.40          -5.76            3.90
Dec 1995          31.67           16.80          11.21       5.21          27.20            5.60
Dec 1996          -0.93           2.10           6.05        5.21           1.40            5.21
Dec 1997          15.85           8.38           1.78        5.71          12.95            5.26


-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                      PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                 NAREIT                                                   LIPPER           MSCI
                 EQUITY       RUSSELL       WILSHIRE                     BALANCED        EMERGING           BANK

                  REIT         2000       REAL ESTATE        S&P           FUND          MARKETS          SAVINGS
                 INDEX         INDEX       SECURITIES        400           INDEX        FREE INDEX        ACCOUNT

-----------------------------------------------------------------------------------------------------------------------
Dec 1925          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1926          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1927          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1928          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1929          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1930          N/A           N/A           N/A            N/A            N/A            N/A              5.30
Dec 1931          N/A           N/A           N/A            N/A            N/A            N/A              5.10
Dec 1932          N/A           N/A           N/A            N/A            N/A            N/A              4.10
Dec 1933          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1934          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1935          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1936          N/A           N/A           N/A            N/A            N/A            N/A              3.20
Dec 1937          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1938          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1939          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1940          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1941          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1942          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1943          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1944          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1945          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1946          N/A           N/A           N/A            N/A            N/A            N/A              2.20
Dec 1947          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1948          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1949          N/A           N/A           N/A            N/A            N/A            N/A              2.40
Dec 1950          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1951          N/A           N/A           N/A            N/A            N/A            N/A              2.60
Dec 1952          N/A           N/A           N/A            N/A            N/A            N/A              2.70
Dec 1953          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1954          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1955          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1956          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1957          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1958          N/A           N/A           N/A            N/A            N/A            N/A              3.38
Dec 1959          N/A           N/A           N/A            N/A            N/A            N/A              3.53
Dec 1960          N/A           N/A           N/A            N/A           5.77            N/A              3.86
Dec 1961          N/A           N/A           N/A            N/A           20.59           N/A              3.90

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                      PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                 NAREIT                                                   LIPPER           MSCI
                 EQUITY       RUSSELL       WILSHIRE                     BALANCED        EMERGING           BANK

                  REIT         2000       REAL ESTATE        S&P           FUND          MARKETS          SAVINGS
                 INDEX         INDEX       SECURITIES        400           INDEX        FREE INDEX        ACCOUNT

-----------------------------------------------------------------------------------------------------------------------

Dec 1962          N/A           N/A           N/A            N/A           -6.80           N/A              4.08
Dec 1963          N/A           N/A           N/A            N/A           13.10           N/A              4.17
Dec 1964          N/A           N/A           N/A            N/A           12.36           N/A              4.19
Dec 1965          N/A           N/A           N/A            N/A           9.80            N/A              4.23
Dec 1966          N/A           N/A           N/A            N/A           -5.86           N/A              4.45
Dec 1967          N/A           N/A           N/A            N/A           15.09           N/A              4.67
Dec 1968          N/A           N/A           N/A            N/A           13.97           N/A              4.68
Dec 1969          N/A           N/A           N/A            N/A           -9.01           N/A              4.80
Dec 1970          N/A           N/A           N/A            N/A           5.62            N/A              5.14
Dec 1971          N/A           N/A           N/A            N/A           13.90           N/A              5.30
Dec 1972          8.01          N/A           N/A            N/A           11.13           N/A              5.37
Dec 1973         -15.52         N/A           N/A            N/A          -12.24           N/A              5.51
Dec 1974         -21.40         N/A           N/A            N/A          -18.71           N/A              5.96
Dec 1975         19.30          N/A           N/A            N/A           27.10           N/A              6.21
Dec 1976         47.59          N/A           N/A            N/A           26.03           N/A              6.23
Dec 1977         22.42          N/A           N/A            N/A           -0.72           N/A              6.39
Dec 1978         10.34          N/A          13.04           N/A           4.80            N/A              6.56
Dec 1979         35.86         43.09         70.81           N/A           14.67           N/A              7.29
Dec 1980         24.37         38.58         22.08           N/A           19.70           N/A              8.78
Dec 1981          6.00         2.03           7.18           N/A           1.86            N/A             10.71
Dec 1982         21.60         24.95         24.47          22.68          30.63           N/A             11.19
Dec 1983         30.64         29.13         27.61          26.10          17.44           N/A              9.71
Dec 1984         20.93         -7.30         20.64           1.18          7.46            N/A              9.92
Dec 1985         19.10         31.05         22.20          35.58          29.83           N/A              9.02
Dec 1986         19.16         5.68          20.30          16.21          18.43           N/A              7.84
Dec 1987         -3.64         -8.77         -7.86          -2.03          4.13            N/A              6.92
Dec 1988         13.49         24.89         24.18          20.87          11.18          40.43             7.20
Dec 1989          8.84         16.24          2.37          35.54          19.70          64.96             7.91
Dec 1990         -15.35       -19.51         -33.46         -5.12          0.66           -10.55            7.80
Dec 1991         35.70         46.05         20.03          50.10          25.83          59.91             4.61
Dec 1992         14.59         18.41          7.36          11.91          7.46           11.40             2.89
Dec 1993         19.65         18.91         15.24          13.96          11.95          74.83             2.73
Dec 1994          3.17         -1.82          1.64          -3.57          -2.05          -7.32             4.96
Dec 1995         15.27         28.44         13.65          30.94          24.89          -5.21             5.24
Dec 1996         35.26         16.53         36.87          19.20          13.01           6.03             4.95
Dec 1997         20.29         22.36         19.80          32.26          20.05          -11.59            5.17
Source:  Lipper Analytical Services. Inc.


--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------

                            OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.


As of December 31, 1997, PMC employed a professional investment staff of 58, with a combined average of 12 years' experience in the financial services industry.

Total assets of all Pioneer mutual funds at December 31, 1997, were approximately $19.8 billion representing 1,177,148 shareholder accounts, 791,468 non-retirement accounts and 385,680 retirement accounts.

                                                         File Nos. 33-34801
                                                                  811-06106



                                    FORM N-1A

                              PIONEER GROWTH TRUST

                            PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

                  (a)      Financial Statements:

                           The financial highlights of the Registrant for the fiscal year ended October 31, 1997 are included in Part A of the Registration Statement and the
                           financial    statements   of   the   Registrant   are
                           incorporated by reference into Part B of the Registration Statement from the 1997 Annual Reports to Shareholders for the year ended October 31, 1997 (filed electronically on December 24, 1997 file no. 33-34801; accession number 0000863334-97-000018, 0000863334-97-000019, and 0000863334-97-000020 ).

                  (b)      Exhibits:


1.       Amended and Restated Declaration of Trust*****
1.1      Establishment and Designation of Classes*****
1.2      Establishment and Designation of Classes*****
2        Amended and Restated By-Laws*****
3.       None
4.       Specimen Stock Certificate**
5.1 Management Contract between Pioneering Management Corporation ("PMC") and Registrant on behalf of Pioneer Capital Growth Fund, effective 1/1/94*****
5.2 Management Contract between PMC and Registrant on behalf of Pioneer Equity-Income Fund, effective 1/1/94*****
5.3 Management Contract between PMC and Registrant on behalf of Pioneer Gold Shares, effective 1/1/94*****
6.       Underwriting Agreement**
6.1      Form of Dealer Sale Agreement*****
7.       None
8.1      Custodian Agreement with Brown
         Brothers  Harriman & Co.,  dated  January
         14,  1992,  on behalf of Pioneer  Capital
         Growth Fund*****
8.2      Custodian Agreement with Brown
         Brothers  Harriman & Co.,  dated  January
         14,  1992,  on behalf of  Pioneer  Equity
         Income Fund*****

8.3      Custodian Agreement with Brown
         Brothers Harriman & Co., dated January 14, 1992, on behalf of Pioneer Gold Shares*****
9.       Investment Company Service Agreement*****
10.      None
11.      Consent of Arthur Andersen LLP+
12.      None
13.      Form of Stock Purchase Agreement*******
14.      Rule 24f-2 Opinion******
15.1     Form of Distribution Plan*******
15.2     Class B Rule 12b-1 Distribution
         Plans for Pioneer Capital Growth Fund,
         Pioneer Equity-Income Fund and Pioneer Gold
         Shares*****
15.3 Class C Rule 12b-1 Distribution Plans for Pioneer Capital Growth Fund, Pioneer Equity-Income Fund and Pioneer Gold Shares*****
16.      Description of Average Annual Total Return*
17.      Financial Data Schedules for Pioneer Gold Shares+
         Financial Data Schedules for Pioneer Capital Growth Fund +
         Financial Data Schedules for Pioneer Equity-Income Fund +

18.1 Multiple Class Plan Pursuant to Rule 18f-3, dated October 4, 1995, for Pioneer Capital Growth Fund, Pioneer Equity-Income Fund and Pioneer Gold Shares*****
18.2     Multiple Class Plan Pursuant to Rule 18f-3, dated
         January 31, 1996, for Pioneer Capital Growth Fund, Pioneer Equity-Income Fund and Pioneer Gold Shares*****
19.1     Powers of Attorney**/***
19.2     Power of Attorney****
19.3     Power of Attorney*****
19.4     Power of Attorney for Mary K. Bush+

-----------------------


+ Filed electronically herewith.

* Incorporated by reference from the Registrant's Registration
Statement on Form N-1A (File No. 33-34801) ("Registration Statement") as filed with the Securities and Exchange Commission ("SEC") on May 9, 1990.

** Incorporated by reference from the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on June 29, 1990.

*** Incorporated by reference from the Registrant's
Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC on February 26, 1993.

**** Incorporated by reference from Registrant's
Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on December 27, 1993.

***** Incorporated by reference from Registrant's
Post-Effective Amendment No. 6 to the Registration Statement as filed with the SEC on February 25, 1996.

****** Incorporated by reference from Registrant's Rule 24f-2 Notice filing (Accession No. 0000863334-96-000018) as filed with the SEC on December 27, 1996.

******* Incorporated by reference from Registrant's
Post-Effective Amendment No. 7 to the Registration Statement as filed with the SEC on February 25, 1997.


Item 25.  Persons Controlled by or Under Common Control with Registrant


     No person is controlled by the Registrant. A common control relationship could exist from a management perspective because the Chairman and President of the Registrant owns approximately 14%of the outstanding shares of The Pioneer Group, Inc. (PGI), the parent company of the Registrant's investment adviser, and certain Trustees or officers of the Registrant (i) hold similar positions with other investment companies advised by PGI and (ii) are directors or officers of PGI and/or its direct or indirect subsidiaries. The following lists all U.S. and the principal non-U.S. subsidiaries of PGI and those registered investment companies with a common or similar Board of Trustees advised by PGI.

                                        OWNED BY    PERCENT    STATE/COUNTRY OF
               COMPANY                             OF SHARES     INCORPORATION
Pioneering Management Corp. (PMC)          PGI        100%        DE
Pioneer Funds Distributor, Inc. (PFD)      PMC        100%        MA
Pioneer Explorer, Inc. (PEI)               PMC        100%        DE
Pioneer Fonds Marketing GmbH (GmbH)        PFD        100%        Germany
Pioneer Forest, Inc. (PFI)                 PGI        100%        DE
CJSC "Forest-Starma" (Forest-Starma)       PFI        95%         Russia
Pioneer Metals and Technology, Inc. (PMT)  PGI        100%        DE
Pioneer Capital Corp. (PCC)                PGI        100%        DE
Pioneer SBIC Corp.                         PCC        100%        MA
Pioneer Real Estate Advisors, Inc. (PREA)  PGI        100%        DE
Pioneer Management (Ireland) Ltd. (PMIL)   PGI        100%        Ireland
Pioneer Plans Corporation (PPC)            PGI        100%        DE
PIOGlobal Corp. (PIOGlobal)                PGI        100%        DE
Pioneer Investments Corp. (PIC)            PGI        100%        MA
Pioneer Goldfields Holdings, Inc. (PGH)    PGI        100%        DE
Pioneer Goldfields Ltd. (PGL)              PGH        100%        Gurensey
Teberebie Goldfields Ltd. (TGL)            PGL        90%         Ghana
Pioneer Omega, Inc. (Omega)                PGI        100%        DE
Pioneer First Russia, Inc. (First Russia)  Omega      81.65%      DE
Pioneering Services Corp. (PSC)            PGI        100%        MA
Pioneer International Corp. (PIntl)        PGI        100%        DE
Pioneer First Polish Trust Fund JSC, S.A.
(First Polish)                             PIntl      100%        Poland
Pioneer Czech Investment Company, A.S.
(Pioneer Czech)                            PIntl      100%        Czech Republic

Registered investment companies that are parties to management contracts with
PMC:



                                               BUSINESS
 FUND                                           TRUST


Pioneer International Growth Fund                 MA
Pioneer World Equity Fund                         DE
Pioneer Europe Fund                               MA
Pioneer Emerging Markets Fund                     DE
Pioneer India Fund                                DE
Pioneer Growth Trust                              MA
Pioneer Mid-Cap Fund                              DE
Pioneer Growth Shares                             DE
Pioneer Small Company Fund                        DE
Pioneer Fund                                      DE
Pioneer II                                        DE
Pioneer Real Estate Shares                        DE
Pioneer Short-Term Income Fund                    MA
Pioneer America Income Trust                      MA
Pioneer Bond Fund                                 MA
Pioneer Balanced Fund                             DE
Pioneer Intermediate Tax-Free Fund                MA
Pioneer Tax-Free Income Fund                      DE
Pioneer Money Market Trust                        DE
Pioneer Variable Contracts Trust                  DE
Pioneer Interest Shares                           DE
Pioneer Micro-Cap Fund                            DE


The following table list's John F. Cogan, Jr.'s positions with the investment companies, PGI and principal direct or indirect PGI subsidiaries referenced above and the Registrant's counsel.

                                              TRUSTEE/
         ENTITY        CHAIRMAN   PRESIDENT   DIRECTOR   OTHER

Pioneer mutual
funds                     X           X          X
PGL                       X           X          X
PGI                       X           X          X
PPC                                   X          X
PIC                                   X          X
PIntl                                 X          X
PMT                                   X          X
Omega                                 X          X
PIOGlobal                             X          X
First Russia                          X          X
PCC                                              X
PSC                                              X
PMIL                                             X
PEI                                              X
PFI                                              X
PREA                                             X
Forest-Starma                                    X
PMC                       X                      X
PFD                       X                      X
TGL                       X                      X
First Polish                                             Chairman of Supervisory
                                                         Board
GmbH                                                     Chairman of Supervisory
                                                         Board
Pioneer Czech                                            Chairman of Supervisory
                                                         Board
Hale and Dorr LLP                                        Partner

Item 26.  Number of Holders of Securities

                  The following table sets forth the approximate number of record holders of each class of securities of the Registrant as of December 31, 1997:


                                    Number of
                                 Record Holders
Fund                   Class A          Class B       Class C


Capital Growth        105,678         52,346         2,750
Equity-Income          25,804         12,659           921
Gold Shares             3,209            770           152

Item 27. Indemnification

                  Except for the Amended and Restated Declaration of Trust (the "Declaration of Trust") dated December 7, 1993, establishing the Registrant as a Trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


Item 28. Business and Other Connections of Investment Adviser

                  All of the information required by this item is set forth in the Form ADV, as amended, of Pioneering Management Corporation. The following sections of such Form ADV are incorporated herein by reference:

                  (a)      Items 1 and 2 of Part 2;

                  (b)      Section IV, Business Background, of each Schedule D.


Item 29. Principal Underwriter

                  (a)      See Item 25 above.
                  (b)      Directors and Officers of PFD:




                       Positions and Offices    Positions and Offices

Name                   with Underwriter         with Registrant
----                   ----------------         ---------------

John F. Cogan, Jr.     Director and Chairman        Chairman of the Board,
                                                    President and Trustee

Robert L. Butler       Director and President       None

David D. Tripple       Director                     Executive Vice President and
                                                    Trustee

Steven M. Graziano     Senior Vice President        None

Stephen W. Long        Senior Vice President        None

Barry G. Knight        Vice President               None

William A. Misata      Vice President               None

Anne W. Patenaude      Vice President               None


Elizabeth B. Bennett   Vice President               None

Gail A. Smyth          Vice President               None

Constance D. Spiros    Vice President               None

Marcy L. Supovitz      Vice President               None

Mary Kleeman           Vice President               None

Steven R. Berke        Assistant Vice President     None


Steven H. Forss        Assistant Vice President     None

Mary Sue Hoban         Assistant Vice President     None


Debra A. Levine        Assistant Vice President     None

Junior Roy McFarland   Assistant Vice President     None

Marie E. Moynihan      Assistant Vice President     None

William H. Keough      Treasurer                    Treasurer

Roy P. Rossi           Assistant Treasurer          None

Joseph P. Barri        Clerk                        Secretary

Robert P. Nault        Assistant Clerk              Assistant Secretary

The principle business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

                  (c)      Not applicable.



Item 30. Location of Accounts and Records

                  The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts; contact the Treasurer.


Item 31. Management Services


The Registrant is a party to only one contract, described in each Fund's Prospectus and the Statement of Additional Information, under which it receives services from Pioneering Management Corporation.

Item 32. Undertakings

     (a)  Not applicable.

     (b)  Not applicable.

     (c) The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 under the Investment Company Act of 1940, as amended, from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment no. 8 (the "Amendment") to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 2nd day of February, 1998.

                                                     PIONEER GROWTH TRUST



                                             By:  /s/ David D. Tripple
                                             David D. Tripple
                                             Executive Vice President


              Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated:



          Title and Signature                      Date

Principal Executive Officer:        )
                                    )
                                    )
John F. Cogan, Jr.                  )
John F. Cogan, Jr., President       )
                                    )
Principal Financial and             )
Accounting Officer:                 )
                                    )
                                    )
/s/William H. Keough*               )
William H. Keough, Treasurer        )


A MAJORITY OF THE BOARD OF TRUSTEES:


John F. Cogan, Jr.                  )
John F. Cogan, Jr., Trustee         )
                                    )
Mary K. Bush*                       )
Mary K. Bush, Trustee               )
                                    )
Richard H. Egdahl, M.D.*            )
Richard H. Egdahl, Trustee          )
                                    )
Margaret B.W. Graham*               )
Margaret B.W. Graham, Trustee       )
                                    )
John W. Kendrick*                   )
John W. Kendrick, Trustee           )
                                    )
Marguerite A. Piret*                )
Marguerite A. Piret, Trustee        )
                                    )
/s/David D. Tripple*                )
David D. Tripple, Trustee           )
                                    )
Stephen K. West*                    )
Stephen K. West, Trustee            )
                                    )
John Winthrop*                      )
John Winthrop, Trustee              )







*By:     /s/ David D. Tripple          Dated: February 2, 1998
         David D. Tripple
         Attorney-in-fact

                                  Exhibit Index


                                                    Sequential
Exhibit                                             Page
Number   Document Title                             Number

11.      Consent of Arthur Andersen LLP


17.      Financial Data Schedules for Pioneer Gold Shares
         Financial Data Schedules for Pioneer Capital Growth Fund
         Financial Data Schedules for Pioneer Equity-Income Fund

19.4     Power of Attorney for Mary K. Bush